As filed with the Securities and Exchange Commission on August 22, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Joseph V. Amato Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2018

B0733 08/18

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust Guardian Portfolio Class I generated a total return of 3.72% for the six months ended June 30, 2018, outperforming the 2.65% total return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start in January 2018, the U.S. stock market reversed course and experienced its first correction (a decline of at least 10%) in February and continued to fall in March. This turnaround was triggered by a number of factors, including concerns that the U.S. Federal Reserve (Fed) may raise interest rates at a faster pace than previously expected. However, the market was resilient and moved higher during each of the last three months of the reporting period. Over this time, corporate profits that largely exceeded expectations overshadowed concerns over a global trade war, geopolitical issues and signs of moderating global growth. All told, the Index gained 2.65% during the six months ended June 30, 2018.

The Fund's outperformance during the reporting period was largely driven by stock selection. The Fund generated positive stock selection in seven of the eleven sectors within the Index during the period. In particular, holdings in the Industrials, Information Technology and Financials sectors added the most value. Individual stocks that contributed the most to the Fund's performance included Amazon.com, Inc., Microsoft Corp. and salesforce.com, inc. The Fund's holdings in the Health Care, Energy and Utilities sectors detracted from results. The Fund's positions in Dentsply Sirona, Inc., Brookfield Infrastructure Partners L.P. and 3M Company were the largest headwinds for performance.

Sector allocation, overall, modestly detracted from returns during the period. An overweight in Industrials versus the Index, coupled with underweights in Energy and Real Estate, were the largest detractors from relative results. In contrast, lack of exposure to the Telecommunication Services sector, along with an overweight in Consumer Discretionary and an underweight in Financials, were the most additive for relative performance.

We entered 2018 with a constructive—albeit increasingly selective—outlook for U.S. equities. This was driven by solid global economic growth, lower corporate tax rates, repatriation of foreign earnings and the continued emergence of a more pro-business environment. First quarter of 2018 annualized real GDP growth was 2.0% and overall U.S. macroeconomic data has been steady. Meanwhile, strong growth helped move the economy to near full employment. However, we remain mindful that our constructive view on U.S. equities is not without its challenges. Despite positive U.S. and global economic data, the shift in Fed policy presents potential for spikes in volatility. The gulf between the social and economic agendas of the Republican and Democratic parties is wider than the historical norm. As a consequence, we believe that this adds a higher degree of risk to the timely implementation of legislative initiatives. We also continue to closely monitor the Trump administration's actions on global trade, as strong protectionist policies could impede economic growth and spur a trade war, both of which would hurt growth and equity market performance. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.2%
Consumer Staples	5.9
Energy	4.0
Financials	11.8
Health Care	9.3
Industrials	20.0
Information Technology	26.9
Materials	2.2
Utilities	3.0
Short-Term Investments	1.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS4

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	3.72%	15.43%	11.79%	9.02%	8.16%
Guardian Portfolio Class S2	08/02/2002	3.70%	15.33%	11.58%	8.86%	8.01%
S&P 500® Index[1,3]		2.65%	14.37%	13.42%	10.17%	7.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.20% and 1.45% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18		Expense Ratio
Class I	$1,000.00	$1,037.20	$6.01	(a)	1.19%
Class S	$1,000.00	$1,037.00	$6.36	(a)	1.26%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,018.89	$5.96	(b)	1.19%
Class S	$1,000.00	$1,018.55	$6.31	(b)	1.26%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Guardian Portfolio (Unaudited) June 30, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.3%
Aerospace & Defense 3.8%
6,660	General Dynamics Corp.	$1,241,491
4,940	Raytheon Co.	954,309
		2,195,800
Air Freight & Logistics 0.5%
3,500	Expeditors International of Washington, Inc.	255,850
Airlines 1.9%
21,800	Delta Air Lines, Inc.	1,079,972
Banks 4.8%
12,605	Comerica, Inc.	1,146,047
15,380	JPMorgan Chase & Co.	1,602,596
		2,748,643
Beverages 1.4%
7,500	PepsiCo, Inc.	816,525
Biotechnology 2.0%
16,655	Gilead Sciences, Inc.	1,179,840
Capital Markets 5.6%
1,555	BlackRock, Inc.	776,007
27,045	Brookfield Asset Management, Inc. Class A	1,096,404
8,400	CME Group, Inc.	1,376,928
		3,249,339
Chemicals 2.2%
16,235	Ashland Global Holdings, Inc.	1,269,252
Diversified Financial Services 0.6%
40,000	CF Corp. Class A	335,600	*
Electric Utilities 3.0%
28,144	Brookfield Infrastructure Partners LP	1,080,730
4,000	NextEra Energy, Inc.	668,120
		1,748,850
Electrical Equipment 1.8%
13,800	Eaton Corp. PLC	1,031,412
Electronic Equipment, Instruments & Components 2.4%
17,400	CDW Corp.	1,405,746
NUMBER OF SHARES		VALUE
Energy Equipment & Services 1.6%
14,020	Schlumberger Ltd.	$939,761
Food & Staples Retailing 1.9%
5,250	Costco Wholesale Corp.	1,097,145
Food Products 2.7%
36,500	Conagra Brands, Inc.	1,304,145
7,790	Hain Celestial Group, Inc.	232,142	*
		1,536,287
Health Care Equipment & Supplies 1.5%
20,015	Dentsply Sirona, Inc.	876,057
Health Care Providers & Services 5.1%
15,000	CVS Health Corp.	965,250
11,100	DaVita, Inc.	770,784	*
5,015	UnitedHealth Group, Inc.	1,230,380
		2,966,414
Hotels, Restaurants & Leisure 1.8%
6,750	McDonald's Corp.	1,057,657
Industrial Conglomerates 1.5%
4,300	3M Co.	845,896
Internet & Direct Marketing Retail 6.2%
1,230	Amazon.com, Inc.	2,090,754	*
12,445	Expedia Group, Inc.	1,495,765
		3,586,519
Internet Software & Services 10.7%
1,970	Alphabet, Inc. Class A	2,224,504	*
27,295	eBay, Inc.	989,717	*
10,195	Facebook, Inc. Class A	1,981,092	*
5,915	Spotify Technology SA	995,140	*
		6,190,453
IT Services 4.9%
9,230	PayPal Holdings, Inc.	768,582	*
15,730	Visa, Inc. Class A	2,083,439
		2,852,021
Machinery 0.4%
15,210	Gates Industrial Corp. PLC	247,467	*
Oil, Gas & Consumable Fuel 2.3%
38,000	Enbridge, Inc.	1,356,220

See Notes to Financial Statements

5

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Pharmaceuticals 0.6%
6,415	Bristol-Myers Squibb Co.	$355,006
Professional Services 5.6%
9,900	Equifax, Inc.	1,238,589
28,800	IHS Markit Ltd.	1,485,792	*
4,985	Verisk Analytics, Inc.	536,585	*
		3,260,966
Road & Rail 2.7%
13,675	CSX Corp.	872,191
4,600	Norfolk Southern Corp.	694,002
		1,566,193
Software 5.7%
23,200	Microsoft Corp.	2,287,752
7,480	salesforce.com, Inc.	1,020,272	*
		3,308,024
Specialty Retail 5.0%
7,555	Home Depot, Inc.	1,473,980
33,510	Hudson Ltd. Class A	586,090	*
11,190	Tractor Supply Co.	855,923
		2,915,993
Technology Hardware, Storage & Peripherals 3.1%
9,800	Apple, Inc.	1,814,078
Textiles, Apparel & Luxury Goods 2.1%
8,130	PVH Corp.	1,217,224
NUMBER OF SHARES		VALUE
Trading Companies & Distributors 1.9%
25,200	HD Supply Holdings, Inc.	$1,080,828	*
	Total Common Stocks (Cost $42,672,917)	56,387,038
Preferred Stocks 0.9%
Health Care 0.9%
54,100	Moderna Therapeutics Ser. F (Cost $474,998)	544,246	*(a)(b)(d)
Master Limited Partnerships 1.4%
Capital Markets 1.4%
26,315	Blackstone Group LP (Cost $952,541)	846,554
Short-Term Investments 0.2%
Investment Companies 0.2%
93,229	State Street Institutional Treasury Money Market Fund Premier Class, 1.74%(c) (Cost $93,229)	93,229
	Total Investments 99.8% (Cost $44,193,685)	57,871,067
	Other Assets Less Liabilities 0.2%	90,852
	Net Assets 100.0%	$57,961,919

*  Non-income producing security.

(a)  Security fair valued as of June 30, 2018 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at June 30, 2018 amounted to $544,246, which represents 0.9% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Represents 7-day effective yield as of June 30, 2018.

(d)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At June 30, 2018, this security amounted to $544,246, which represents 0.9% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 6/30/2018	Fair Value Percentage of Net Assets as of 6/30/2018
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$474,998	0.8%	$544,246	0.9%

See Notes to Financial Statements

6

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$56,387,038	$—	$—	$56,387,038
Preferred Stocks(a)	—	—	544,246	544,246
Master Limited Partnerships(a)	846,554	—	—	846,554
Short-Term Investments	—	93,229	—	93,229
Total Investments	$57,233,592	$93,229	$544,246	$57,871,067

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 6/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018
Investments in Securities:
Preferred Stock Health Care	$474,998	$—	$—	$69,248	$—	$—	$—	$—	$544,246	$69,248
Total	$474,998	$—	$—	$69,248	$—	$—	$—	$—	$544,246	$69,248

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2018:

Asset class	Fair value at 6/30/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$544,246	Market Approach	Transaction Price	$10.06	$10.06	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

As of the six months ended June 30, 2018, certain securities were transferred from one level (as of December 31, 2017) to another. Based on beginning of period market values as of January 1, 2018, $390,000 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of June 30, 2018.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$57,871,067
Cash	17,284
Dividends and interest receivable	13,369
Receivable for securities sold	513,187
Receivable for Fund shares sold	273
Receivable for securities lending income (Note A)	335
Prepaid expenses and other assets	1,905
Total Assets	58,417,420
Liabilities
Payable to investment manager (Note B)	26,755
Payable for securities purchased	354,534
Payable for Fund shares redeemed	33,418
Payable to administrator—net (Note B)	14,323
Payable to trustees	544
Accrued expenses and other payables	25,927
Total Liabilities	455,501
Net Assets	$57,961,919
Net Assets consist of:
Paid-in capital	$35,879,702
Undistributed net investment income/(loss)	248,476
Accumulated net realized gains/(losses) on investments	8,156,359
Net unrealized appreciation/(depreciation) in value of investments	13,677,382
Net Assets	$57,961,919
Net Assets
Class I	$12,259,666
Class S	45,702,253
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	731,992
Class S	2,763,244
Net Asset Value, offering and redemption price per share
Class I	$16.75
Class S	16.54
*Cost of Investments:
(a) Unaffiliated issuers	$44,193,685

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$456,161
Interest income—unaffiliated issuers	2,046
Income from securities loaned—net (Note A)	1,409
Foreign taxes withheld (Note A)	(7,987)
Total income	$451,629
Expenses:
Investment management fees (Note B)	162,613
Administration fees (Note B):
Class I	18,550
Class S	70,148
Distribution fees (Note B):
Class S	58,457
Audit fees	23,088
Custodian and accounting fees	23,945
Insurance expense	1,005
Legal fees	9,880
Shareholder reports	16,843
Trustees' fees and expenses	21,336
Interest expense (Note A)	1,471
Miscellaneous	1,907
Total expenses	409,243
Expenses reimbursed by Management (Note B)	(41,673)
Total net expenses	367,570
Net investment income/(loss)	$84,059
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,875,598
Settlement of foreign currency transactions	(2,313)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(779,678)
Foreign currency translations	1,478
Net gain/(loss) on investments	2,095,085
Net increase/(decrease) in net assets resulting from operations	$2,179,144

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$84,059	$250,812
Net realized gain/(loss) on investments	2,873,285	5,249,358
Change in net unrealized appreciation/(depreciation) of investments	(778,200)	7,694,094
Net increase/(decrease) in net assets resulting from operations	2,179,144	13,194,264
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(38,913)
Class S	—	(126,646)
Net realized gain on investments:
Class I	—	(1,421,726)
Class S	—	(5,677,756)
Total distributions to shareholders	—	(7,265,041)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	493,793	1,178,962
Class S	169,510	327,069
Proceeds from reinvestment of dividends and distributions:
Class I	—	1,460,639
Class S	—	5,804,402
Payments for shares redeemed:
Class I	(1,264,421)	(2,724,775)
Class S	(4,550,621)	(8,648,933)
Net increase/(decrease) from Fund share transactions	(5,151,739)	(2,602,636)
Net Increase/(Decrease) in Net Assets	(2,972,595)	3,326,587
Net Assets:
Beginning of period	60,934,514	57,607,927
End of period	$57,961,919	$60,934,514
Undistributed net investment income/(loss) at end of period	$248,476	$164,417

See Notes to Financial Statements

10

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, preferred stocks and master limited partnerships, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid

11

and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2018 was $135.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $44,330,514. Gross unrealized appreciation of long security positions was $14,849,197 and gross unrealized depreciation of long security positions was $1,308,644 resulting in net unrealized appreciation of $13,540,553 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses, gains and losses from passive foreign investment companies, prior year return of capital adjustments and partnership basis adjustments and non-taxable adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(109,228)	$109,228

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$374,398	$243,435	$6,890,643	$10,937,902	$7,265,041	$11,181,337

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$889,426	$4,606,932	$14,406,715	$—	$—	$19,903,073

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, non-taxable adjustments and partnership basis adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2018, the Fund estimated these amounts for the period January 1, 2018 to June 30, 2018 within the financial statements because the 2018 information is not

13

available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments—Options: Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

14

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

During the six months ended June 30, 2018, the Fund did not use purchased or written option contracts.

12  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended June 30, 2018, the Fund received income under the securities lending arrangement of $1,409.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund did not have any outstanding loans of securities.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

15

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—	$—
Class S	1.25%	12/31/21	84,149	99,487	90,748	41,673

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

16

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities of $8,854,806 and $13,725,907, respectively.

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

For the Six Months Ended June 30, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	29,829	—	(76,934)	(47,105)
Class S	10,362	—	(278,582)	(268,220)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	75,433	95,842	(170,339)	936
Class S	20,622	385,419	(545,313)	(139,272)

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest

17

determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$45,887	$6,488

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$16.15		$14.66		$16.70	$24.09	$26.69		$20.40
Income From Investment Operations:
Net Investment Income/(Loss)@	0.03		0.13		0.06	0.09	0.16		0.09
Net Gains or Losses on Securities (both realized and unrealized)	0.57		3.47		1.28	(1.28)	1.79		7.70
Total From Investment Operations	0.60		3.60		1.34	(1.19)	1.95		7.79
Less Distributions From:
Net Investment Income	—		(0.06)		(0.10)	(0.17)	(0.13)		(0.20)
Net Realized Capital Gains	—		(2.05)		(3.28)	(6.03)	(4.42)		(1.30)
Total Distributions	—		(2.11)		(3.38)	(6.20)	(4.55)		(1.50)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$16.75		$16.15		$14.66	$16.70	$24.09		$26.69
Total Return†	3.72	%^*	25.41	%^‡	8.73%^	(4.97)%^	9.03	%^µ	38.81%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.3		$12.6		$11.4	$11.8	$14.0		$15.3
Ratio of Gross Expenses to Average Net Assets#	1.19	%**	1.20%		1.21%	1.15%	1.08%		1.11%
Ratio of Net Expenses to Average Net Assets	1.19	%**	0.82	%ß	1.21%	1.15%	1.08%		1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.34	%**	0.81	%ß	0.36%	0.42%	0.60%		0.38%
Portfolio Turnover Rate	15	%*	34%		72%	51%	37%		31%

See Notes to Financial Highlights

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Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$15.95		$14.57		$16.59	$23.94	$26.53		$20.29
Income From Investment Operations:
Net Investment Income/(Loss)@	0.02		0.05		0.05	0.07	0.12		0.06
Net Gains or Losses on Securities (both realized and unrealized)	0.57		3.43		1.28	(1.28)	1.78		7.65
Total From Investment Operations	0.59		3.48		1.33	(1.21)	1.90		7.71
Less Distributions From:
Net Investment Income	—		(0.05)		(0.07)	(0.11)	(0.07)		(0.17)
Net Realized Capital Gains	—		(2.05)		(3.28)	(6.03)	(4.42)		(1.30)
Total Distributions	—		(2.10)		(3.35)	(6.14)	(4.49)		(1.47)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$16.54		$15.95		$14.57	$16.59	$23.94		$26.53
Total Return†	3.70	%^*	24.73	%^‡	8.75%^	(5.12)%^	8.89	%^µ	38.60%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$45.7		$48.4		$46.2	$51.3	$67.8		$79.9
Ratio of Gross Expenses to Average Net Assets#	1.44	%**	1.45%		1.46%	1.39%	1.33%		1.36%
Ratio of Net Expenses to Average Net Assets	1.26	%**	1.25	%ß	1.25%	1.25%	1.25%		1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.27	%**	0.32	%ß	0.31%	0.33%	0.44%		0.26%
Portfolio Turnover Rate	15	%*	34%		72%	51%	37%		31%

See Notes to Financial Highlights

20

Notes to Financial Highlights Guardian Portfolio (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (5.02)% and (5.17)% for Class I and Class S, respectively. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.87%.

**  Annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	1.20%	0.38%
Class S	1.26%	0.32%

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2018

F0324 08/18

International Equity Portfolio Commentary

The Neuberger Berman Advisers Management Trust International Equity Portfolio Class S posted a total return of –2.13% for the six months ended June 30, 2018, outperforming its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a –2.75% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Market volatility, driven by global and local factors, maintained pressure on developed international equities during the first half of 2018. Even as the U.S. economy remained stable, uncertainty created by erratic economic policy was the key reason for losses, with investors worried about immediate and longer-term global economic impacts of a trade war with China. European politics added to concerns as the period was ending, with Italian elections elevating tensions between the region's third-largest economy and the rest of the Eurozone.

Within the Index, the Energy sector significantly outperformed, rising with the price of oil. Defensive areas such as Utilities and Health Care also performed well given market uncertainty. By country, Finland, Israel, and Norway led the Index.

Weak sectors this period included Telecommunication Services and Financials, both posting significant losses, followed by Industrials, which also declined. By country, Austria, Denmark, and Germany underperformed.

Stock selection was the key to the Fund's outperformance versus the Index for the period, with sector allocation a secondary positive. Financials and Telecommunication Services provided most of our relative advantage, with the Fund in both cases benefiting from individual stock performance and an underweight to each sector relative to the Index. Stock selection within Real Estate was also beneficial. By country, holdings based in Germany, Switzerland, and the Netherlands contributed most.

Top individual contributors included Kose Corp., a Japanese cosmetics firm, which saw strong sales growth both domestically and overseas. Netherlands-based ASML Holding, a semiconductor equipment manufacturer, also outperformed, driven by very strong earnings relative to expectations; and HKBN, a Hong Kong telecom player, saw strong revenue growth as its customer base and average revenue per user expanded.

Stock selection within Consumer Discretionary was the largest detriment relative to the benchmark, weighed down mainly by our exposure to the Auto Components and Textiles, Apparel & Luxury Goods industries, which were hit by trade concerns. Energy holdings and a zero weighting to Utilities had minor negative effects. By country, holdings from France, the UK, and Israel underperformed.

Detractors during the first half of the period included Israel's Tower Semiconductor, which revised guidance downward on weaker demand, particularly for smartphones. Greencore Group, an Irish private-label convenience store foods manufacturer, also detracted, after announcing a profit warning and a restructuring of its U.S. business. It bounced back somewhat toward the end of the period but was still a detriment to performance. Valeo, a French auto parts supplier, was caught up in the sector sell-off due to rising global trade tensions.

While a trade dispute between the U.S. and China is unhelpful for market sentiment in the near term, we anticipate cooler heads to prevail and a major trade-driven global slowdown to be avoided. Still, the economic effects are uncertain until negotiations are concluded.

Our positioning generally remains focused on what we see as the most innovative businesses in the healthier countries. We believe this helps insulate the Fund from political uncertainty and it also helped reduce volatility and drive relative performance this period. We avoid firms exposed to markets characterized by low economic growth, significant debt and limited appetite for reform.

We did not make any significant changes to the Fund this period, but anticipate continued volatility will afford us opportunities to add or trim positions in high-conviction holdings. Our focus remains on quality businesses that we believe will benefit from secular growth, niche business models and/or defensive end-markets, an approach that, historically, has provided strong returns while helping reduce volatility.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

International Equity Portfolio

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	–2.13%	7.90%	6.74%	3.47%	5.10%
International Equity Portfolio Class I2	01/30/2018	–1.98%	8.07%	6.78%	3.49%	5.11%
MSCI EAFE® Index (Net)[1,3]		–2.75%	6.84%	6.44%	2.84%	5.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2018 is 1.49% for Class I shares and the total annual operating expense ratio for fiscal year 2017 was 1.74% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio is 1.00% after expense reimbursements and/or fee waivers for Class I shares and 1.51% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  Performance shown prior to January 30, 2018, for Class I shares is that of Class S shares, which has higher expenses and correspondingly lower returns than Class I shares.

3  The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks (except the withholding taxes noted above), and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18		Expense Ratio
Class I	$1,000.00	$980.20	$4.16	(a)	1.01%
Class S	$1,000.00	$978.70	$7.41	(b)	1.51%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.79	$5.06	(c)	1.01%
Class S	$1,000.00	$1,017.31	$7.55	(c)	1.51%

(a)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period shown of January 30, 2018 (Commencement of Operations) to June 30, 2018).

(b)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments International Equity Portfolio (Unaudited) June 30, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.7%
Australia 1.5%
183,272	Insurance Australia Group Ltd.	$1,156,928
Austria 1.1%
18,666	BAWAG Group AG	868,480	(a)
Belgium 0.9%
9,859	KBC Group NV	757,172
Canada 4.0%
26,745	Alimentation Couche-Tard, Inc. Class B	1,161,835
13,147	Kinaxis, Inc.	885,034	*
28,165	Suncor Energy, Inc.	1,146,181
		3,193,050
China 2.9%
8,197	Alibaba Group Holding Ltd. ADR	1,520,789	*
3,139	Baidu, Inc. ADR	762,777	*
		2,283,566
Denmark 1.1%
25,450	Danske Bank A/S	792,866
3,535	Sydbank A/S	121,181
		914,047
Finland 0.6%
13,945	Huhtamaki OYJ	514,244
France 6.6%
6,777	Air Liquide SA	849,465
5,053	Arkema SA	596,255
7,320	Pernod-Ricard SA	1,194,659
33,875	SPIE SA	685,669
18,893	TOTAL SA	1,147,291
13,725	Valeo SA	748,336
		5,221,675
Germany 9.8%
11,720	Brenntag AG	651,182
3,270	Continental AG	744,179
23,154	CTS Eventim AG & Co. KGaA	1,136,809
4,783	Deutsche Boerse AG	635,919
12,660	Gerresheimer AG	1,024,244
8,320	Henkel AG & Co. KGaA, Preference Shares	1,061,621
22,796	Infineon Technologies AG	579,048
9,167	SAP SE ADR	1,060,255
NUMBER OF SHARES		VALUE
7,974	Scout24 AG	$422,057	(a)
4,315	Stabilus SA	387,630
		7,702,944
Hong Kong 2.6%
652,400	HKBN Ltd.	1,004,511
182,300	Techtronic Industries Co. Ltd.	1,016,573
		2,021,084
Ireland 2.0%
12,078	CRH PLC	423,663
193,400	Greencore Group PLC	473,535
6,341	Kerry Group PLC Class A	663,490
		1,560,688
Israel 1.9%
9,712	Check Point Software Technologies Ltd.	948,668	*
24,300	Tower Semiconductor Ltd.	534,843	*
		1,483,511
Italy 0.7%
39,498	Brembo SpA	532,700
Japan 16.1%
28,700	Bridgestone Corp.	1,123,218
12,300	Daikin Industries Ltd.	1,474,245
10,800	Hoya Corp.	614,453
210,900	Ichigo, Inc.	990,543
39,200	Kansai Paint Co. Ltd.	815,051
9,300	Kao Corp.	709,795
3,300	Keyence Corp.	1,864,680
5,200	Kose Corp.	1,121,113
24,000	Nabtesco Corp.	739,195
24,400	Santen Pharmaceutical Co. Ltd.	425,565
14,100	Shionogi & Co. Ltd.	724,772
2,900	SMC Corp.	1,064,237
2,300	Tokyo Electron Ltd.	395,123
10,400	Toyota Motor Corp.	673,513
		12,735,503
Luxembourg 1.2%
17,059	Befesa SA	918,381	*(a)
Mexico 0.7%
124,558	Infraestructura Energetica Nova SAB de CV	558,246
Netherlands 7.0%
725	Adyen NV	399,410	*(a)
23,000	AerCap Holdings NV	1,245,450	*

See Notes to Financial Statements

5

Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
11,127	ASML Holding NV	$2,201,864
10,806	Heineken NV	1,082,636
32,464	Intertrust NV	575,726	(a)
		5,505,086
Norway 1.1%
83,354	Sbanken ASA	876,080	(a)
Portugal 0.8%
31,643	Galp Energia SGPS SA	601,965
Singapore 0.8%
31,200	DBS Group Holdings Ltd.	609,345
Switzerland 13.4%
1,091	Bucher Industries AG	363,923
9,321	Cie Financiere Richemont SA	787,946
10,611	Ferguson PLC	858,512
534	Givaudan SA	1,209,412
15,937	Julius Baer Group Ltd.	933,453	*
7,820	Novartis AG	592,372
1,456	Partners Group Holding AG	1,064,402
3,511	Roche Holding AG	778,943
382	SGS SA	1,015,048
3,970	Sonova Holding AG	710,168
6,386	Tecan Group AG	1,549,780
49,140	UBS Group AG	753,334	*
		10,617,293
United Kingdom 17.5%
8,520	Aon PLC	1,168,688
148,880	Biffa PLC	489,043	(a)
42,906	Bunzl PLC	1,295,810
81,615	Clinigen Group PLC	986,081
58,836	Compass Group PLC	1,254,126
7,500	DCC PLC	680,093
NUMBER OF SHARES		VALUE
55,990	Howden Joinery Group PLC	$394,837
36,668	IMI PLC	545,657
890,896	Lloyds Banking Group PLC	739,191
14,969	London Stock Exchange Group PLC	881,218
48,009	Prudential PLC	1,094,429
60,295	RELX PLC	1,287,598
128,860	RPS Group PLC	434,511
23,500	Spectris PLC	807,422
75,383	St. James's Place PLC	1,137,386
10,543	Unilever NV	587,424
		13,783,514
United States 3.4%
4,465	Core Laboratories NV	563,528
263,611	Samsonite International SA	939,116	*
16,100	Sensata Technologies Holding PLC	766,038	*
4,450	TE Connectivity Ltd.	400,767
		2,669,449
	Total Common Stocks (Cost $63,840,052)	77,084,951
Short-Term Investments 2.0%
Investment Companies 2.0%
1,529,914	State Street Institutional Treasury Money Market Fund Premier Class, 1.74%(b) (Cost $1,529,914)	1,529,914
	Total Investments 99.7% (Cost $65,369,966)	78,614,865
	Other Assets Less Liabilities 0.3%	252,995
	Net Assets 100.0%	$78,867,860

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at June 30, 2018 amounted to $4,549,177, which represents 5.8% of net assets of the Fund.

(b)  Represents 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements

6

Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Capital Markets	$5,405,712	6.8%
Banks	4,764,315	6.0%
Trading Companies & Distributors	4,445,791	5.6%
Semiconductors & Semiconductor Equipment	3,710,878	4.7%
Life Sciences Tools & Services	3,560,105	4.5%
Chemicals	3,470,183	4.4%
Insurance	3,420,045	4.3%
Auto Components	3,148,433	4.0%
Machinery	3,100,642	3.9%
Electronic Equipment, Instruments & Components	3,072,869	3.9%
Oil, Gas & Consumable Fuels	2,895,437	3.7%
Software	2,893,957	3.7%
Professional Services	2,878,372	3.6%
Internet Software & Services	2,705,623	3.4%
Commercial Services & Supplies	2,527,604	3.2%
Pharmaceuticals	2,521,652	3.2%
Personal Products	2,418,332	3.1%
Beverages	2,277,295	2.9%
Textiles, Apparel & Luxury Goods	1,727,062	2.2%
Building Products	1,474,245	1.9%
Health Care Equipment & Supplies	1,324,621	1.7%
Hotels, Restaurants & Leisure	1,254,126	1.6%
Food & Staples Retailing	1,161,835	1.5%
Food Products	1,137,025	1.4%
Media	1,136,809	1.4%
Household Products	1,061,621	1.3%
Household Durables	1,016,573	1.3%
Diversified Telecommunication Services	1,004,511	1.3%
Real Estate Management & Development	990,543	1.3%
Electrical Equipment	766,038	1.0%
Industrial Conglomerates	680,093	0.9%
Automobiles	673,513	0.9%
Energy Equipment & Services	563,528	0.7%
Gas Utilities	558,246	0.7%
Containers & Packaging	514,244	0.7%
Construction Materials	423,663	0.5%
IT Services	399,410	0.5%
Short-Term Investments and Other Assets—Net	1,782,909	2.3%
	$78,867,860	100.0%

See Notes to Financial Statements

7

Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$868,480	$—	$868,480
Belgium	—	757,172	—	757,172
Denmark	—	914,047	—	914,047
Finland	—	514,244	—	514,244
France	—	5,221,675	—	5,221,675
Germany	1,060,255	6,642,689	—	7,702,944
Ireland	663,490	897,198	—	1,560,688
Italy	—	532,700	—	532,700
Netherlands	1,644,860	3,860,226	—	5,505,086
Portugal	—	601,965	—	601,965
Switzerland	—	10,617,293	—	10,617,293
United Kingdom	1,603,199	12,180,315	—	13,783,514
Other Common Stocks(a)	28,505,143	—	—	28,505,143
Total Common Stocks	33,476,947	43,608,004	—	77,084,951
Short-Term Investments	—	1,529,914	—	1,529,914
Total Investments	$33,476,947	$45,137,918	$—	$78,614,865

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended June 30, 2018, certain securities were transferred from one level (as of December 31, 2017) to another. Based on beginning of period market values as of January 1, 2018, $44,245,625 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of June 30, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$78,614,865
Foreign currency(b)	16,095
Dividends and interest receivable	353,638
Receivable for securities sold	243,729
Receivable from Management—net (Note B)	788
Receivable for Fund shares sold	6,778
Receivable for securities lending income (Note A)	951
Prepaid expenses and other assets	2,240
Total Assets	79,239,084
Liabilities
Payable to investment manager (Note B)	56,032
Payable for securities purchased	256,362
Payable for Fund shares redeemed	13,111
Payable to trustees	521
Accrued expenses and other payables	45,198
Total Liabilities	371,224
Net Assets	$78,867,860
Net Assets consist of:
Paid-in capital	$62,577,647
Undistributed net investment income/(loss)	930,193
Accumulated net realized gains/(losses) on investments	2,116,748
Net unrealized appreciation/(depreciation) in value of investments	13,243,272
Net Assets	$78,867,860
Net Assets
Class I	$59,499,075
Class S	19,368,785
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,453,045
Class S	1,452,210
Net Asset Value, offering and redemption price per share
Class I	$13.36
Class S	13.34
*Cost of Investments:
(a) Unaffiliated issuers	$65,369,966
(b) Total cost of foreign currency	$16,125

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,179,437
Interest income—unaffiliated issuers	10,071
Income from securities loaned—net (Note A)	1,411
Foreign taxes withheld (Note A)	(108,124)
Total income	$1,082,795
Expenses:
Investment management fees (Note B)	348,108
Administration fees (Note B):
Class I	77,147
Class S	45,715
Distribution fees (Note B):
Class S	38,096
Audit fees	23,088
Custodian and accounting fees	42,468
Insurance expense	1,373
Legal fees	13,804
Shareholder reports	10,189
Trustees' fees and expenses	21,336
Interest expense (Note A)	1,776
Miscellaneous	6,967
Total expenses	630,067
Expenses reimbursed by Management (Note B)	(141,245)
Total net expenses	488,822
Net investment income/(loss)	$593,973
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,190,685
Settlement of foreign currency transactions	(22,381)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(4,364,254)
Foreign currency translations	(2,097)
Net gain/(loss) on investments	(2,198,047)
Net increase/(decrease) in net assets resulting from operations	$(1,604,074)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$593,973	$344,970
Net realized gain/(loss) on investments	2,168,304	859,069
Change in net unrealized appreciation/(depreciation) of investments	(4,366,351)	18,182,509
Net increase/(decrease) in net assets resulting from operations	(1,604,074)	19,386,548
Distributions to Shareholders From (Note A):
Net investment income:
Class S	—	(534,863)
Total distributions to shareholders	—	(534,863)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	66,567,911	—
Class S	794,134	1,998,865
Proceeds from reinvestment of dividends and distributions:
Class I	—	—
Class S	—	534,863
Payments for shares redeemed:
Class I	(2,218,732)	—
Class S	(68,228,669)	(12,673,316)
Net increase/(decrease) from Fund share transactions	(3,085,356)	(10,139,588)
Net Increase/(Decrease) in Net Assets	(4,689,430)	8,712,097
Net Assets:
Beginning of period	83,557,290	74,845,193
End of period	$78,867,860	$83,557,290
Undistributed net investment income/(loss) at end of period	$930,193	$336,220

See Notes to Financial Statements

11

Notes to Financial Statements International Equity Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

12

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

13

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $65,387,514. Gross unrealized appreciation of long security positions was $15,555,718 and gross unrealized depreciation of long security positions was $2,328,058 resulting in net unrealized appreciation of $13,227,660 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses, gains and losses from passive foreign investment companies and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(62,999,399)	$(4,486)	$63,003,885

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$534,863	$464,454	$—	$392,444	$534,863	$856,898

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$335,911	$—	$17,558,376	$—	$—	$17,894,287

14

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and mark-to-market adjustments on forwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $740,840 and had capital loss carryforwards expire of $62,999,399.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity

15

securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended June 30, 2018, the Fund received income under the securities lending arrangement of $1,411.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund did not have any outstanding loans of securities.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

16

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—	$112,686 (b)
Class S	1.50%	12/31/21	177,317	201,256	198,263	28,559

(a)  Expense limitation per annum of the Fund's average daily net assets.

(b)  Period from January 30, 2018 (Commencement of Operations) to June 30, 2018.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities of $11,856,946 and $17,657,843, respectively.

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

17

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

For the Six Months Ended June 30, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	4,616,911	—	(163,866)	4,453,045	(a)
Class S	58,324	—	(4,737,547)	(4,679,223)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	157,668	40,035	(981,666)	(783,963)

(a)  Period from January 30, 2018 (Commencement of Operations) to June 30, 2018.

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

International Equity Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Period From January 30, 2018(a) to June 30, 2018 (Unaudited)
Net Asset Value, Beginning of Period	$14.42
Income From Investment Operations:
Net Investment Income/(Loss)@	0.12
Net Gains or Losses on Securities (both realized and unrealized)	(1.18)
Total From Investment Operations	(1.06)
Net Asset Value, End of Period	$13.36
Total Return†	(1.98	)%*
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$59.5
Ratio of Gross Expenses to Average Net Assets#	1.45	%**
Ratio of Net Expenses to Average Net Assets	1.01	%**
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.09	%**
Portfolio Turnover Rate	15	%^^*

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017	2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$13.63		$10.82	$11.15	$11.12	$11.54		$9.93
Income From Investment Operations:
Net Investment Income/(Loss)@	0.03		0.05	0.08	0.07	0.10		0.09
Net Gains or Losses on Securities (both realized and unrealized)	(0.32)		2.84	(0.28)	0.10	(0.48)		1.67
Total From Investment Operations	(0.29)		2.89	(0.20)	0.17	(0.38)		1.76
Less Distributions From:
Net Investment Income	—		(0.08)	(0.07)	(0.11)	(0.04)		(0.15)
Net Realized Capital Gains	—		—	(0.06)	(0.03)	—		—
Total Distributions	—		(0.08)	(0.13)	(0.14)	(0.04)		(0.15)
Voluntary Contribution from Management	—		—	—	—	0.00		—
Net Asset Value, End of Period	$13.34		$13.63	$10.82	$11.15	$11.12		$11.54
Total Return†	(2.13	)%*	26.76%	(1.82)%	1.53%^	(3.27	)%µ	17.83%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.4		$83.6	$74.8	$76.5	$77.3		$22.0
Ratio of Gross Expenses to Average Net Assets#	1.69	%**	1.74%	1.78%	1.73%	1.77%		2.48%
Ratio of Net Expenses to Average Net Assets	1.51	%**	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.37	%**	0.42%	0.76%	0.61%	0.90%		0.88%
Portfolio Turnover Rate	15	%*	23%	28%	27%	35%		33%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Equity Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

^  The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

**  Annualized.

(a)  The date investment operations commenced.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the six months ended June 30, 2018 for Class I.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Semi-Annual Report

June 30, 2018

B0737 08/18

Large Cap Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio Class I posted a total return of –1.02% for the six months ended June 30, 2018, outperforming its benchmark, the Russell 1000® Value Index (the Index), which posted a –1.69% total return for the same period.

The equity market started the year off strong, propelled by the prospect of easier financial regulations and pro-business tax cuts under President Trump. Volatility soon rose, however, as rising inflation ignited concerns that the U.S. Federal Reserve would tighten rates more severely than some had hoped. Stocks were further pressured by anxiety about global trade, as President Trump began to carry out his promise to impose tariffs on select goods from China and other countries. The market steadied towards the back half of the period as U.S. corporate share repurchases reached record levels, earnings and revenue growth remained robust, and the domestic economy continued to be bolstered by record low unemployment and healthy consumer spending.

Over the past six months, the strongest performing sectors within the Index were Energy and Information Technology. Defensive segments such as Consumer Staples and Telecommunication Services underperformed the overall Index for the period, as did Industrials and Financials.

The largest contribution to Fund performance relative to the Index during the period came from Consumer Discretionary. This was largely due to shares of an athletic apparel retailer that soared as the company has consistently beat earnings expectations for the past several quarters, and management has projected better than expected guidance for the full year. Our heavier exposure to Utilities versus the Index was also positive on a relative basis as this was an outperforming area of the market. Within this area we owned two electric Utilities that experienced outsized returns, which further boosted relative performance.

Energy was the largest detractor from returns relative to the Index. We had less exposure to this outperforming segment of the market than the Index, and our holdings underperformed their Index sector counterparts. The largest drag in this segment was a gas-levered exploration and production holding, which dropped as a result of weak natural gas prices. Our lighter weighting in Information Technology was also negative, and our holdings in aggregate posted a negative absolute return, while this sector in the Index generated a positive absolute return.

The Fund's use of written options contributed positively to performance during the period.

While strong earnings growth and record share buybacks have contributed to the rise in equities since the start of the year, if these factors remain in place, we believe they could continue to push the market higher going forward. We remain cautious, however, as valuations have soared, that certain areas of the market could be susceptible to a pullback if investors take profits amidst growing uncertainty over the global economy and mounting anxiety that the Trump administration's efforts to correct trade imbalances could result in a full-blown trade war. A rising U.S. dollar and tightening interest rates also pose risks to domestic equities and underscore our rather guarded stance. Within this environment we are exploring all areas of the market for price dislocations that we believe could turn into rewarding investment opportunities. Our portfolio construction strategy entails seeking to uncover what we believe are underappreciated stocks with hidden value that can be realized if specific catalysts play out over time, and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Large Cap Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	3.9%
Consumer Staples	18.4
Energy	6.4
Financials	15.1
Health Care	19.7
Industrials	6.3
Information Technology	2.5
Materials	5.1
Telecommunication Services	5.2
Ulilities	13.1
Short-Term Investments	4.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	–1.02%	7.35%	9.90%	5.42%	8.39%
Russell 1000® Value Index[1,2]		–1.69%	6.77%	10.34%	8.49%	9.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 1.12% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18
Class I	$1,000.00	$989.80	$5.48	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.29	$5.56	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Large Cap Value Portfolio (Unaudited) June 30, 2018

NUMBER OF SHARES		VALUE
Common Stocks 94.2%
Air Freight & Logistics 1.0%
3,025	FedEx Corp.	$686,857
Banks 5.9%
5,178	Citigroup, Inc.	346,512
19,088	JPMorgan Chase & Co.	1,988,970
5,362	M&T Bank Corp.	912,344
1,881	PNC Financial Services Group, Inc.	254,123
9,462	SunTrust Banks, Inc.	624,681
		4,126,630
Beverages 0.7%
4,493	PepsiCo, Inc.	489,153
Capital Markets 1.8%
5,944	CME Group, Inc.	974,341
3,602	Intercontinental Exchange, Inc.	264,927
		1,239,268
Diversified Telecommunication Services 5.1%
33,117	AT&T, Inc.	1,063,387
50,475	CenturyLink, Inc.	940,854
31,547	Verizon Communications, Inc.	1,587,129
		3,591,370
Electric Utilities 9.3%
20,791	American Electric Power Co., Inc.	1,439,777
4,518	Entergy Corp.	365,009
58,559	Exelon Corp.	2,494,613
44,115	FirstEnergy Corp.	1,584,170
3,723	NextEra Energy, Inc.	621,853
		6,505,422
Energy Equipment & Services 0.8%
7,931	Schlumberger Ltd.	531,615
Equity Real Estate Investment Trusts 8.1%
2,314	AvalonBay Communities, Inc.	397,753
16,943	Equity Residential	1,079,100
1,449	Mid-America Apartment Communities, Inc.	145,871
11,350	Prologis, Inc.	745,582
4,310	Public Storage	977,767
5,971	Simon Property Group, Inc.	1,016,204
5,710	SL Green Realty Corp.	574,026
19,639	Weyerhaeuser Co.	716,038
		5,652,341
NUMBER OF SHARES		VALUE
Food & Staples Retailing 4.2%
4,679	Costco Wholesale Corp.	$977,817
22,700	Walmart, Inc.	1,944,255
		2,922,072
Food Products 7.6%
31,537	Conagra Brands, Inc.	1,126,817
20,895	Kraft Heinz Co.	1,312,624
69,521	Mondelez International, Inc. Class A	2,850,361
		5,289,802
Health Care Equipment & Supplies 2.5%
15,436	Abbott Laboratories	941,442
4,772	Baxter International, Inc.	352,364
5,656	Medtronic PLC	484,210
		1,778,016
Health Care Providers & Services 9.4%
25,364	Centene Corp.	3,125,098	*
5,548	Cigna Corp.	942,883
5,295	Express Scripts Holding Co.	408,827	*
18,626	HCA Healthcare, Inc.	1,911,028
1,246	Quest Diagnostics, Inc.	136,985
		6,524,821
Hotels, Restaurants & Leisure 0.5%
5,959	Carnival Corp.	341,510
Household Products 3.7%
2,804	Church & Dwight Co., Inc.	149,061
31,306	Procter & Gamble Co.	2,443,746
		2,592,807
Insurance 4.2%
5,148	Aon PLC	706,151
27,952	Athene Holding Ltd. Class A	1,225,416	*
7,713	Chubb Ltd.	979,705
		2,911,272
Metals & Mining 5.1%
76,445	Newmont Mining Corp.	2,882,741
11,603	Rio Tinto PLC ADR	643,734
		3,526,475
Multi-Utilities 3.6%
13,529	DTE Energy Co.	1,402,010
29,593	NiSource, Inc.	777,704
2,687	Sempra Energy	311,988
		2,491,702

See Notes to Financial Statements

5

Schedule of Investments Large Cap Value Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Multiline Retail 0.7%
9,476	Nordstrom, Inc.	$490,667
Oil, Gas & Consumable Fuels 5.6%
6,110	Cabot Oil & Gas Corp.	145,418
11,654	EOG Resources, Inc.	1,450,107
19,046	Exxon Mobil Corp.	1,575,676
6,304	Phillips 66	708,002
		3,879,203
Personal Products 1.9%
24,108	Unilever NV	1,343,298
Pharmaceuticals 7.4%
15,011	Johnson & Johnson	1,821,435
22,049	Merck & Co., Inc.	1,338,374
55,745	Pfizer, Inc.	2,022,429
		5,182,238
Software 2.2%
8,436	Autodesk, Inc.	1,105,875	*
4,308	Microsoft Corp.	424,812
		1,530,687
NUMBER OF SHARES		VALUE
Specialty Retail 0.7%
3,916	Tiffany & Co.	$515,346
Technology Hardware, Storage & Peripherals 0.3%
8,621	HP, Inc.	195,610
Textiles, Apparel & Luxury Goods 1.9%
10,658	lululemon Athletica, Inc.	1,330,651	*
	Total Common Stocks (Cost $62,211,593)	65,668,833
Short-Term Investments 4.2%
Investment Companies 4.2%
2,950,929	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.82%(a) (Cost $2,950,929)	2,950,929
	Total Investments 98.4% (Cost $65,162,522)	68,619,762
	Other Assets Less Liabilities 1.6%	1,090,129
	Net Assets 100.0%	$69,709,891

*  Non-income producing security.

(a)  Represents 7-day effective yield as of June 30, 2018.

Derivative Instruments

Written option contracts ("options written")

At June 30, 2018, the Fund did not have any outstanding options written.

For the six months ended June 30, 2018, the Fund had an average market value of $(293,723) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$65,668,833	$—	$—	$65,668,833
Short-Term Investments	—	2,950,929	—	2,950,929
Total Investments	$65,668,833	$2,950,929	$—	$68,619,762

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2018, no securities were transferred from one level (as of December 31, 2017) to another.

See Notes to Financial Statements

6

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$68,619,762
Dividends and interest receivable	83,079
Receivable for securities sold	3,234,307
Receivable for Fund shares sold	127,434
Receivable for securities lending income (Note A)	141
Prepaid expenses and other assets	15,855
Total Assets	72,080,578
Liabilities
Payable to investment manager (Note B)	31,211
Payable for securities purchased	2,133,903
Payable for Fund shares redeemed	155,595
Payable to administrator (Note B)	17,024
Payable to trustees	531
Accrued expenses and other payables	32,423
Total Liabilities	2,370,687
Net Assets	$69,709,891
Net Assets consist of:
Paid-in capital	$52,699,624
Undistributed net investment income/(loss)	1,291,536
Accumulated net realized gains/(losses) on investments	12,261,491
Net unrealized appreciation/(depreciation) in value of investments	3,457,240
Net Assets	$69,709,891
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,214,769
Net Asset Value, offering and redemption price per share	$16.54
*Cost of Investments:
(a) Unaffiliated issuers	$65,162,522

See Notes to Financial Statements

7

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$828,126
Interest income—unaffiliated issuers	29,083
Income from securities loaned—net (Note A)	538
Foreign taxes withheld (Note A)	(1,155)
Total income	$856,592
Expenses:
Investment management fees (Note B)	193,393
Administration fees (Note B)	105,487
Audit fees	23,088
Custodian and accounting fees	23,735
Insurance expense	1,192
Legal fees	11,909
Shareholder reports	7,861
Trustees' fees and expenses	21,336
Interest expense (Note A)	76
Miscellaneous	2,232
Total net expenses	390,309
Net investment income/(loss)	$466,283
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	4,923,497
Expiration or closing of option contracts written	72,590
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(6,567,680)
Option contracts written	274,520
Net gain/(loss) on investments	(1,297,073)
Net increase/(decrease) in net assets resulting from operations	$(830,790)

See Notes to Financial Statements

8

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$466,283	$872,157
Net realized gain/(loss) on investments	4,996,087	8,159,891
Change in net unrealized appreciation/(depreciation) of investments	(6,293,160)	89,872
Net increase/(decrease) in net assets resulting from operations	(830,790)	9,121,920
Distributions to Shareholders From (Note A):
Net investment income	—	(414,816)
Net realized gain on investments	—	(1,941,117)
Total distributions to shareholders	—	(2,355,933)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,008,168	7,712,376
Proceeds from reinvestment of dividends and distributions	—	2,355,933
Payments for shares redeemed	(7,717,160)	(22,206,583)
Net increase/(decrease) from Fund share transactions	(2,708,992)	(12,138,274)
Net Increase/(Decrease) in Net Assets	(3,539,782)	(5,372,287)
Net Assets:
Beginning of period	73,249,673	78,621,960
End of period	$69,709,891	$73,249,673
Undistributed net investment income/(loss) at end of period	$1,291,536	$825,253

See Notes to Financial Statements

9

Notes to Financial Statements Large Cap Value Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

10

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2018 was $7,978.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

11

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $65,393,138. Gross unrealized appreciation of long security positions was $4,507,081 and gross unrealized depreciation of long security positions was $1,280,457 resulting in net unrealized appreciation of $3,226,624 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses, prior year return of capital adjustments and non-taxable adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(47,032)	$47,032

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,951,874	$470,886	$404,059	$5,161,853	$2,355,933	$5,632,739

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,975,222	$4,172,326	$9,693,509	$—	$—	$17,841,057

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

12

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at June 30, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the six months ended June 30, 2018, the Fund used options written to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised,

13

the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Net realized gain/ (loss) on: expiration or closing of option contracts written	$72,590	$72,590
Total Realized Gain/(Loss)		$72,590	$72,590

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$274,520	$274,520
Total Change in Appreciation/(Depreciation)		$274,520	$274,520

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

12  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended June 30, 2018, the Fund received net income under the securities lending arrangement of $538.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund did not have any outstanding loans of securities.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities (excluding option contracts) of $69,020,765 and $71,050,220, respectively.

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

15

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Shares Sold	300,437	488,560
Shares Issued on Reinvestment of Dividends and Distributions	—	145,788
Shares Redeemed	(470,560)	(1,408,535)
Total	(170,123)	(774,187)

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$90,198	$9,969

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$16.71		$15.24		$13.19	$16.39	$15.04		$11.60
Income From Investment Operations:
Net Investment Income/(Loss)@	0.11		0.19		0.13	0.14	0.11		0.10
Net Gains or Losses on Securities (both realized and unrealized)	(0.28)		1.83		3.34	(2.00)	1.36		3.50
Total From Investment Operations	(0.17)		2.02		3.47	(1.86)	1.47		3.60
Less Distributions From:
Net Investment Income	—		(0.10)		(0.12)	(0.12)	(0.12)		(0.16)
Net Realized Capital Gains	—		(0.45)		(1.30)	(1.22)	—		—
Total Distributions	—		(0.55)		(1.42)	(1.34)	(0.12)		(0.16)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$16.54		$16.71		$15.24	$13.19	$16.39		$15.04
Total Return†	(1.02	)%*^	13.36	%‡^	27.37%^	(11.80)%^	9.85	%µ^	31.14%^
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$69.7		$73.2		$78.6	$53.3	$70.3		$69.9
Ratio of Gross Expenses to Average Net Assets#	1.11	%**	1.11%		1.18%	1.14%	1.10%		1.13%
Ratio of Net Expenses to Average Net Assets	1.11	%**	0.98	%ß	1.18%	1.14%	1.10%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.33	%**	1.20	%ß	0.89%	0.89%	0.71%		0.78%
Portfolio Turnover Rate	103	%*	91%		93%	153%	130%		165%

See Notes to Financial Highlights

17

Notes to Financial Highlights Large Cap Value Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Not annualized.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 13.22%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
1.11%	1.06%

18

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

19

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2018

B0736 08/18

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I generated a 6.62% total return for the six months ended June 30, 2018, outperforming its benchmark, the Russell Midcap® Growth Index (the Index), which returned 5.40% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite intermittent volatility, the first half of 2018 was a positive environment for small- and mid-cap growth stocks as inflation remained modest, underlying GDP growth continued to improve and the market, for the most part, remained willing to pay up for positive differentiation and compelling underlying corporate fundamentals. Further bolstering the bullish sentiment, the tenor out of the U.S. Federal Reserve remained largely constructive, while the pace of monetary tightening stayed consistent with the market's expectations. Trade became the dominant economic headline and while we're not close to any "point of no return", the market has been clearly uncomfortable with the escalating rhetoric and tit-for-tat tariff gamesmanship. We believe that there are no winners in a trade war as the resulting uncertainty can have a paralyzing effect on business decision-making and the potential is there for it to spiral out of control, negatively impacting both businesses and consumers.

Over the trailing six months, the Fund was primarily overweight the Health Care and Information Technology (IT) sectors versus the Index, and meaningfully underweight the Consumer Discretionary, Materials, Real Estate and Consumer Staples sectors versus the Index. These decisions reflect the compelling catalysts and underlying fundamentals that we continue to discover in Health Care and IT, our persistent wariness around retail and consumer spending and the fact that neither GDP-growth dependent commodities nor income-yielding real estate investment trusts (REITs) are an ideal fit with our earnings-centric philosophy. Breaking down performance, our Health Care efforts could be felt at all levels of the portfolio and ultimately helped to drive our positive results relative to the benchmark. At the industry level, strong stock selection within our overweight allocation to Biotechnology proved highly additive, while stock specific issues resulted in the Electronic Equipment, Instruments & Components industry within IT being the leading detractor. Drilling down to our holdings, ABIOMED, Inc., a leading provider of temporary mechanical circulatory support devices for heart failure patients during surgery, was boosted by strong execution and revenue growth that exceeded the market's expectations. Meanwhile, Universal Display Corporation, a developer of organic light emitting diode (OLED) technologies and materials for use in televisions, smart phones and other devices, was negatively impacted by Apple iPhone supply chain cuts and increased uncertainty around the pace of adoption for this next-gen screen technology. Given the decreased visibility, we exited our position.

Looking ahead, we anticipate the second half of 2018 to remain a largely positive environment for growth stocks if earnings continue to impress. We remain bullish on business sentiment, the potential for increased capital expenditures and the continued broad strength of economic fundamentals and trends. For better or worse, we believe fiscal and political agendas for the next four plus months will take a backseat to what will likely be an intense partisan battle to fill the U.S. Supreme Court vacancy. We're neutral on valuations, as we feel they are somewhat range-bound by inflation largely still being a non-factor (floor) and the implications of a rising rate environment (ceiling). If we're bearish on anything it would be the recent narrowing of market breadth and leadership, which bears watching as we go forward. While the potential for increased volatility remains strong, we're cautiously optimistic that with continued strong earnings and fair valuations, this market still has room to grow.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.1%
Consumer Staples	1.1
Energy	2.0
Financials	6.4
Health Care	18.7
Industrials	20.1
Information Technology	27.3
Materials	1.9
Telecommunication Services	0.8
Ulilities	0.6
Exchange-Traded Funds	0.7
Short-Term Investments	7.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	6.62%	19.19%	12.54%	9.51%	9.44%
Mid Cap Growth Portfolio Class S2	02/18/2003	6.52%	18.94%	12.20%	9.20%	9.22%
Russell Midcap® Growth Index[1,3]		5.40%	18.52%	13.37%	10.45%	8.46%
Russell Midcap® Index[1,3]		2.35%	12.33%	12.22%	10.23%	9.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.95% and 1.20% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18		Expense Ratio
Class I	$1,000.00	$1,066.20	$4.71	(a)	0.92%
Class S	$1,000.00	$1,065.20	$5.63	(a)	1.10%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.23	$4.61	(b)	0.92%
Class S	$1,000.00	$1,019.34	$5.51	(b)	1.10%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) June 30, 2018

NUMBER OF SHARES		VALUE
Common Stocks 93.7%
Aerospace & Defense 1.6%
31,500	Harris Corp.	$4,553,010
37,500	KLX, Inc.	2,696,250	*
		7,249,260
Auto Components 1.5%
50,000	Aptiv PLC	4,581,500
46,666	Delphi Technologies PLC	2,121,436
		6,702,936
Banks 3.3%
42,500	Comerica, Inc.	3,864,100
57,500	East West Bancorp, Inc.	3,749,000
25,500	SVB Financial Group	7,363,380	*
		14,976,480
Biotechnology 7.0%
35,000	Agios Pharmaceuticals, Inc.	2,948,050	*
155,000	Array BioPharma, Inc.	2,600,900	*
52,500	BioMarin Pharmaceutical, Inc.	4,945,500	*
205,000	Exelixis, Inc.	4,411,600	*
70,000	Incyte Corp.	4,690,000	*
70,000	Neurocrine Biosciences, Inc.	6,876,800	*
27,500	Sarepta Therapeutics, Inc.	3,634,950	*
20,000	Seattle Genetics, Inc.	1,327,800	*
		31,435,600
Capital Markets 3.2%
20,000	Affiliated Managers Group, Inc.	2,973,400
40,000	Cboe Global Markets, Inc.	4,162,800
10,000	MarketAxess Holdings, Inc.	1,978,600
57,500	Raymond James Financial, Inc.	5,137,625
		14,252,425
Chemicals 0.9%
92,500	Chemours Co.	4,103,300
Commercial Services & Supplies 3.7%
60,000	Brink's Co.	4,785,000
33,000	Cintas Corp.	6,107,310
75,750	Waste Connections, Inc.	5,702,460
		16,594,770
Communications Equipment 2.3%
16,500	Arista Networks, Inc.	4,248,585	*
52,500	Motorola Solutions, Inc.	6,109,425
		10,358,010
NUMBER OF SHARES		VALUE
Construction & Engineering 0.7%
60,000	MasTec, Inc.	$3,045,000	*
Containers & Packaging 1.0%
40,000	Packaging Corp. of America	4,471,600
Diversified Consumer Services 2.1%
53,050	Bright Horizons Family Solutions, Inc.	5,438,686	*
112,750	Service Corp. International	4,035,323
		9,474,009
Diversified Telecommunication Services 0.8%
100,500	Zayo Group Holdings, Inc.	3,666,240	*
Electrical Equipment 1.9%
75,000	AMETEK, Inc.	5,412,000
19,500	Rockwell Automation, Inc.	3,241,485
		8,653,485
Electronic Equipment, Instruments & Components 5.2%
71,000	Amphenol Corp. Class A	6,187,650
87,500	CDW Corp.	7,069,125
80,000	Cognex Corp.	3,568,800
10,000	IPG Photonics Corp.	2,206,300	*
135,000	Trimble, Inc.	4,433,400	*
		23,465,275
Equity Real Estate Investment Trusts 0.7%
52,500	CyrusOne, Inc.	3,063,900
Food Products 0.7%
45,000	Lamb Weston Holdings, Inc.	3,082,950
Health Care Equipment & Supplies 5.2%
8,000	ABIOMED, Inc.	3,272,400	*
10,000	Align Technology, Inc.	3,421,400	*
37,500	AxoGen, Inc.	1,884,375	*
25,100	Edwards Lifesciences Corp.	3,653,807	*
45,000	Hill-Rom Holdings, Inc.	3,930,300
80,000	Merit Medical Systems, Inc.	4,096,000	*
40,000	Nevro Corp.	3,194,000	*
		23,452,282
Health Care Providers & Services 1.4%
52,500	Encompass Health Corp.	3,555,300
72,500	Tivity Health, Inc.	2,552,000	*
		6,107,300

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Health Care Technology 1.0%
60,000	Veeva Systems, Inc. Class A	$4,611,600	*
Hotels, Restaurants & Leisure 4.4%
98,500	Aramark	3,654,350
137,500	MGM Resorts International	3,991,625
65,000	Norwegian Cruise Line Holdings Ltd.	3,071,250	*
90,000	Red Rock Resorts, Inc. Class A	3,015,000
22,500	Vail Resorts, Inc.	6,169,275
		19,901,500
Household Products 0.4%
35,000	Church & Dwight Co., Inc.	1,860,600
Independent Power and Renewable Electricity Producers 0.6%
120,000	Vistra Energy Corp.	2,839,200	*
Industrial Conglomerates 1.4%
23,500	Roper Technologies, Inc.	6,483,885
Internet Software & Services 2.9%
22,500	IAC/InterActiveCorp	3,431,025	*
15,000	MercadoLibre, Inc.	4,483,950
102,500	Nutanix, Inc. Class A	5,285,925	*
		13,200,900
IT Services 4.7%
50,000	DXC Technology Co.	4,030,500
62,500	Global Payments, Inc.	6,968,125
25,000	Perspecta, Inc.	513,750
100,000	Square, Inc. Class A	6,164,000	*
40,000	Total System Services, Inc.	3,380,800
		21,057,175
Life Sciences Tools & Services 2.7%
24,500	Bio-Rad Laboratories, Inc. Class A	7,069,230	*
54,000	PRA Health Sciences, Inc.	5,041,440	*
		12,110,670
Machinery 5.4%
70,000	Fortive Corp.	5,397,700
125,000	Gardner Denver Holdings, Inc.	3,673,750	*
44,000	IDEX Corp.	6,005,120
20,000	John Bean Technologies Corp.	1,778,000
146,750	Milacron Holdings Corp.	2,777,977	*
35,000	Stanley Black & Decker, Inc.	4,648,350
		24,280,897
NUMBER OF SHARES		VALUE
Media 0.7%
175,000	Altice USA, Inc. Class A	$2,985,500
Oil, Gas & Consumable Fuels 2.0%
25,000	Concho Resources, Inc.	3,458,750	*
130,000	Devon Energy Corp.	5,714,800
		9,173,550
Pharmaceuticals 1.8%
62,500	Aerie Pharmaceuticals, Inc.	4,221,875	*
23,500	Jazz Pharmaceuticals PLC	4,049,050	*
		8,270,925
Professional Services 2.3%
25,000	CoStar Group, Inc.	10,315,750	*
Road & Rail 1.9%
34,500	J.B. Hunt Transport Services, Inc.	4,193,475
30,000	Old Dominion Freight Line, Inc.	4,468,800
		8,662,275
Semiconductors & Semiconductor Equipment 3.5%
17,500	Lam Research Corp.	3,024,875
65,000	Microchip Technology, Inc.	5,911,750	(a)
50,000	Monolithic Power Systems, Inc.	6,683,500
		15,620,125
Software 9.2%
40,000	Autodesk, Inc.	5,243,600	*
34,000	Electronic Arts, Inc.	4,794,680	*
60,000	Proofpoint, Inc.	6,918,600	*
47,500	RingCentral, Inc. Class A	3,341,625	*
40,000	ServiceNow, Inc.	6,898,800	*
35,000	Splunk, Inc.	3,468,850	*
70,000	Take-Two Interactive Software, Inc.	8,285,200	*
12,500	Tyler Technologies, Inc.	2,776,250	*
		41,727,605
Specialty Retail 4.7%
47,000	Burlington Stores, Inc.	7,074,910	*
64,000	Five Below, Inc.	6,253,440	*
100,000	Hudson Ltd. Class A	1,749,000	*
73,000	Ross Stores, Inc.	6,186,750
		21,264,100
Trading Companies & Distributors 0.9%
27,500	United Rentals, Inc.	4,059,550	*
	Total Common Stocks (Cost $311,842,357)	422,580,629

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Exchange-Traded Funds 0.7%
25,000	iShares Russell Mid-Cap Growth ETF (Cost $2,836,676)	$3,168,250	(a)
Short-Term Investments 7.4%
Investment Companies 7.4%
27,057,182	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.82%(b)	27,057,182
6,167,636	State Street Navigator Securities Lending Government Money Market Portfolio, 1.93%(b)	6,167,636	(c)
	Total Short-Term Investments (Cost $33,224,818)	33,224,818
	Total Investments 101.8% (Cost $347,903,851)	458,973,697
	Liabilities Less Other Assets (1.8)%	(7,985,527)
	Net Assets 100.0%	$450,988,170

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at June 30, 2018. Total value of all such securities at June 30, 2018 amounted to $6,079,791 for the Fund.

(b)  Represents 7-day effective yield as of June 30, 2018.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$422,580,629	$—	$—	$422,580,629
Exchange-Traded Funds	3,168,250	—	—	3,168,250
Short-Term Investments	—	33,224,818	—	33,224,818
Total Investments	$425,748,879	$33,224,818	$—	$458,973,697

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2018, no securities were transferred from one level (as of December 31, 2017) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$458,973,697
Dividends and interest receivable	259,548
Receivable for Fund shares sold	18,336
Receivable for securities lending income (Note A)	12,501
Prepaid expenses and other assets	18,384
Total Assets	459,282,466
Liabilities
Payable to investment manager (Note B)	204,562
Payable for securities purchased	413,305
Payable for Fund shares redeemed	1,299,265
Payable to administrator—net (Note B)	162,634
Payable to trustees	129
Payable for loaned securities collateral (Note A)	6,167,636
Accrued expenses and other payables	46,765
Total Liabilities	8,294,296
Net Assets	$450,988,170
Net Assets consist of:
Paid-in capital	$284,156,424
Undistributed net investment income/(loss)	(670,906)
Accumulated net realized gains/(losses) on investments	56,432,806
Net unrealized appreciation/(depreciation) in value of investments	111,069,846
Net Assets	$450,988,170
Net Assets
Class I	$108,902,334
Class S	342,085,836
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,675,279
Class S	12,460,879
Net Asset Value, offering and redemption price per share
Class I	$29.63
Class S	27.45
†Securities on loan, at value:
Unaffiliated issuers	$6,079,791
*Cost of Investments:
(a) Unaffiliated issuers	$347,903,851

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,503,789
Interest income—unaffiliated issuers	147,518
Income from securities loaned—net (Note A)	20,745
Foreign taxes withheld (Note A)	(3,180)
Total income	$1,668,872
Expenses:
Investment management fees (Note B)	1,191,721
Administration fees (Note B):
Class I	164,239
Class S	499,034
Distribution fees (Note B):
Class S	415,862
Audit fees	23,088
Custodian and accounting fees	28,652
Insurance expense	6,081
Legal fees	81,028
Shareholder reports	12,744
Trustees' fees and expenses	21,336
Miscellaneous	11,514
Total expenses	2,455,299
Expenses reimbursed by Management (Note B)	(115,521)
Total net expenses	2,339,778
Net investment income/(loss)	$(670,906)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	22,182,180
Settlement of foreign currency transactions	10
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	6,270,101
Net gain/(loss) on investments	28,452,291
Net increase/(decrease) in net assets resulting from operations	$27,781,385

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(670,906)	$(1,434,739)
Net realized gain/(loss) on investments	22,182,190	35,848,629
Change in net unrealized appreciation/(depreciation) of investments	6,270,101	48,640,801
Net increase/(decrease) in net assets resulting from operations	27,781,385	83,054,691
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	—	(1,908,113)
Class S	—	(6,175,835)
Total distributions to shareholders	—	(8,083,948)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	4,329,507	11,405,854
Class S	13,110,117	23,967,787
Proceeds from reinvestment of dividends and distributions:
Class I	—	1,908,113
Class S	—	6,175,835
Payments for shares redeemed:
Class I	(8,895,194)	(12,440,891)
Class S	(9,431,719)	(12,114,888)
Net increase/(decrease) from Fund share transactions	(887,289)	18,901,810
Net Increase/(Decrease) in Net Assets	26,894,096	93,872,553
Net Assets:
Beginning of period	424,094,074	330,221,521
End of period	$450,988,170	$424,094,074
Undistributed net investment income/(loss) at end of period	$(670,906)	$—

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price

11

as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2018 was $20,269.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $348,042,463. Gross unrealized appreciation of long security positions was $115,777,836 and gross unrealized depreciation of long security positions was $4,846,602 resulting in net unrealized appreciation of $110,931,234 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of net operating losses netted against short term capital gains, adjustments related to real estate investment trusts ("REITs"), non-taxable adjustments to income and foreign currency gains and losses and prior year REIT/non-REIT adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(56,063)	$1,434,739	$(1,378,676)

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$—	$8,083,948	$15,899,098	$8,083,948	$15,899,098

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$5,444,501	$29,007,941	$104,597,919	$—	$—	$139,050,361

The temporary difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and tax adjustments related to REITs.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on

13

the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended June 30, 2018, the Fund received income under the securities lending arrangement of $20,745.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund had outstanding loans of securities to certain brokers, with a value of $6,079,791, for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks	$5,995,604	$—	$—	$—	$5,995,604
Exchange-Traded Funds	172,032	—	—	—	172,032
Total Securities Lending Transactions	$6,167,636	$—	$—	$—	$6,167,636

(a)  Amounts represent the payable for loaned securities collateral received.

14

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The following tables present the Fund's securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of June 30, 2018.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities lending	$6,079,791	$—	$6,079,791
Total	$6,079,791	$—	$6,079,791

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)
State Street Bank and Trust Company	$6,079,791	$—	$(6,079,791)	$—
Total	$6,079,791	$—	$(6,079,791)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at June 30, 2018, in the event of a counterparty failure.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the

15

following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—	$—
Class S	1.10%	12/31/21	—	—	18,432	115,521

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities of $93,665,339 and $101,078,342, respectively.

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

For the Six Months Ended June 30, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	149,322	—	(304,091)	(154,769)
Class S	480,712	—	(348,775)	131,937

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	456,710	72,249	(492,973)	35,986
Class S	1,018,271	252,075	(513,879)	756,467

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$286,595	$34,329

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015		2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$27.79		$22.61		$22.73	$24.50		$41.07		$30.97
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.02)		0.01		(0.08)	(0.14)		(0.19)		(0.19)
Net Gains or Losses on Securities (both realized and unrealized)	1.86		5.68		1.04	0.49		1.08		10.29
Total From Investment Operations	1.84		5.69		0.96	0.35		0.89		10.10
Less Distributions From:
Net Realized Capital Gains	—		(0.51)		(1.08)	(2.14)		(17.46)		—
Voluntary Contribution from Management	—		—		—	0.02		0.00		—
Net Asset Value, End of Period	$29.63		$27.79		$22.61	$22.73		$24.50		$41.07
Total Return†	6.62	%*^	25.29	%^‡	4.40%^	1.28	%^µ	7.58	%µ	32.61%^
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$108.9		$106.4		$85.8	$112.6		$69.6		$68.6
Ratio of Gross Expenses to Average Net Assets#	0.92	%**	0.94%		0.99%	0.98%		1.00%		0.99%
Ratio of Net Expenses to Average Net Assets	0.92	%**	0.65	%ß	0.99%	0.98%		1.00%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.17	)%**	0.04	%ß	(0.35)%	(0.54)%		(0.53)%		(0.57)%
Portfolio Turnover Rate	22	%*	57%		54%	58	%ñ	64%		43%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015		2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$25.77		$21.12		$21.35	$23.20		$39.95		$30.21
Income From Investment Operations:
Net investment loss@	(0.05)		(0.12)		(0.12)	(0.19)		(0.27)		(0.26)
Net Gains or Losses on Securities (both realized and unrealized)	1.73		5.28		0.97	0.46		0.98		10.00
Total From Investment Operations	1.68		5.16		0.85	0.27		0.71		9.74
Less Distributions From:
Net Realized Capital Gains	—		(0.51)		(1.08)	(2.14)		(17.46)		—
Voluntary Contribution from Management	—		—		—	0.02		0.00		—
Net Asset Value, End of Period	$27.45		$25.77		$21.12	$21.35		$23.20		$39.95
Total Return†	6.52	%*^	24.56	%^‡	4.16%^	1.00	%^µ	7.31	%µ	32.24%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$342.1		$317.7		$244.4	$236.6		$149.3		$127.8
Ratio of Gross Expenses to Average Net Assets	1.17	%**	1.19	%#	1.24%	1.24%		1.25%		1.26%#
Ratio of Net Expenses to Average Net Assets	1.10	%**	1.18	%ß	1.24%	1.24	%§	1.25	%§	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.35	)%**	(0.52	)%ß	(0.59)%	(0.80)%		(0.78)%		(0.76)%
Portfolio Turnover Rate	22	%*	57%		54%	58	%ñ	64%		43%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been 4.35% and 4.11% for Class I and Class S, respectively. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I.

µ  Had the Fund not received a voluntary contribution, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.93%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

**  Annualized.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2015	2014
Class S	1.24%	1.25%

ñ  On November 6, 2015, the Fund acquired all of the net assets of Neuberger Berman Balanced Portfolio ("Balanced"), Neuberger Berman Growth Portfolio ("Growth") and Neuberger Berman Small Cap Growth Portfolio ("Small Cap Growth") in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

20

Notes to Financial Highlights Mid Cap Growth Portfolio
(Unaudited) (cont'd)

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	(0.29%)
Class S	1.18%	(0.53%)

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2018

C0244 08/18

Mid Cap Intrinsic Value Portfolio Commentary

For the six months ended June 30, 2018, the Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I generated a total return of 1.79%, outperforming its benchmark, the Russell Midcap® Value Index (the Index) which posted a total return of -0.16% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After being down at the end of the first quarter of 2018, the Index advanced in the second quarter of 2018 recovering most of its first quarter losses. Stocks reacted positively to strong earnings gains, fueled in part by the new corporate tax cuts. Continuing recent trends, momentum and growth factors strongly outperformed value. In our opinion, we are in the later stages of this economic cycle and we anticipate rising inflation and interest rates to result in continued market volatility.

Equity markets entered 2018 with above average price to earnings ratios. As we exit the first half of the year, valuations have dropped to five year average lows driven by a slightly down market and extraordinary earnings growth. Looking ahead to the back half of 2018, we expect many cross currents to create volatility in a market that appears to us to be discounting a somewhat positive scenario. Interest rates, despite rising year to date, remain below normal levels, but with inflation picking up, we believe they are likely to move higher.

Tax reform, deregulation and continued government spending have contributed to the acceleration in economic growth and corporate earnings. While inflation has increased, it remains near the U.S. Federal Reserve's (Fed) target level. Mergers and acquisitions (M&A) activity is booming. In our opinion, a recession appears unlikely in the near term and with market valuations at average levels, a bear market is doubtful. However, interest rates are rising and the Fed is anticipated to accelerate its quantitative tightening. Inflation is up and oil prices have jumped substantially. The European Central Bank is predicted to end its open market purchases in December and the potential for a trade war has been weighing on the market. All of which have the potential to have a negative impact on the market.

Stock specific factors had a big impact on the portfolio during the first half of 2018. Performance was helped by M&A activity—both Envision Healthcare and Vectren Corp. agreed to be acquired in all cash transactions, Northrop Grumman completed its previously announced acquisition of Orbital ATK, Wyndham Destinations completed its spin-off of Wyndham Hotels and Resorts and Devon Energy approved the sale of its ownership interest in EnLink and will use the proceeds to return cash to shareholders. TreeHouse Foods, Teva Pharmaceuticals and SeaWorld Entertainment, each with a new CEO, rebounded sharply based on new strategic plans and better than expected earnings. Several of our Technology holdings—Nuance Communications and Flex (2018 guidance was below expectations)—and Producer Durables companies—American Airlines (rising fuel costs), General Dynamics (North Korean discussions), and Itron (poor first quarter results)—came under pressure during the period.

During the first half of the year we were active in the portfolio. We initiated nine new positions and added to six. We also participated in an IPO, but sold the position after it opened at a significant premium to the IPO price and close to our near-term intrinsic value estimate1. On the sell side, we eliminated two names and trimmed nine, after most rallied strongly during the period.

As we begin the second half of 2018, we believe interest rates will continue to rise making significant gains in the index difficult. However, valuations have dropped to more normal levels and a recession seems unlikely to us for the near-term. We anticipate M&A activity to remain robust which usually benefits our investment style. In our opinion, the changes we have made during the last six months have improved the Fund's risk/reward profile. Barring a meaningful escalation in trade wars and given the portfolio's discount to our intrinsic value estimate and our focus on franchises with a demonstrated ability to generate cash, we believe the Fund has the potential to generate moderate returns during the remainder of the year.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.5%
Consumer Staples	6.6
Energy	10.0
Financial Services	18.7
Health Care	9.9
Materials & Processing	5.7
Producer Durables	13.9
Technology	16.6
Utilities	5.2
Short-Term Investments	2.9
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	1.79%	8.61%	10.85%	8.62%	8.68%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	1.67%	8.30%	10.57%	8.38%	8.50%
Russell Midcap® Value Index[1,3]		-0.16%	7.60%	11.27%	10.06%	9.91%
Russell Midcap® Index[1,3]		2.35%	12.33%	12.22%	10.23%	9.83%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.00% and 1.26% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class S includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18		Expense Ratio
Class I	$1,000.00	$1,017.90	$4.95	(a)	0.99%
Class S	$1,000.00	$1,016.70	$6.25	(a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.89	$4.96	(b)	0.99%
Class S	$1,000.00	$1,018.60	$6.26	(b)	1.25%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) June 30, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.0%
Aerospace & Defense 6.0%
16,500	Esterline Technologies Corp.	$1,217,700	*
27,550	General Dynamics Corp.	5,135,595
29,900	Hexcel Corp.	1,984,762
25,400	Spirit AeroSystems Holdings, Inc. Class A	2,182,114
		10,520,171
Airlines 1.7%
78,300	American Airlines Group, Inc.	2,972,268
Banks 7.7%
94,300	BankUnited, Inc.	3,852,155
56,800	BB&T Corp.	2,864,992
35,500	Comerica, Inc.	3,227,660
175,900	KeyCorp	3,437,086
		13,381,893
Beverages 1.7%
42,900	Molson Coors Brewing Co. Class B	2,918,916
Biotechnology 1.1%
15,400	Alexion Pharmaceuticals, Inc.	1,911,910	*
Building Products 2.3%
121,510	Johnson Controls International PLC	4,064,510
Capital Markets 1.7%
32,300	State Street Corp.	3,006,807
Chemicals 3.3%
34,400	Ashland Global Holdings, Inc.	2,689,392
140,139	Valvoline, Inc.	3,022,798
		5,712,190
Commercial Services & Supplies 2.3%
243,000	Covanta Holding Corp.	4,009,500
Communications Equipment 3.2%
99,600	ARRIS International PLC	2,434,722	*
121,300	Ciena Corp.	3,215,663	*
		5,650,385
Construction & Engineering 1.9%
21,700	Valmont Industries, Inc.	3,271,275
NUMBER OF SHARES		VALUE
Electric Utilities 1.6%
43,700	Edison International	$2,764,899
Electrical Equipment 1.1%
16,300	Acuity Brands, Inc.	1,888,681
Electronic Equipment, Instruments & Components 2.6%
207,800	Flex Ltd.	2,932,058	*
27,900	Itron, Inc.	1,675,395	*
		4,607,453
Equity Real Estate Investment Trusts 3.0%
113,300	CoreCivic, Inc.	2,706,737
109,170	Invitation Homes, Inc.	2,517,460
		5,224,197
Food Products 4.9%
133,300	Hain Celestial Group, Inc.	3,972,340	*
87,000	TreeHouse Foods, Inc.	4,568,370	*
		8,540,710
Health Care Equipment & Supplies 3.0%
47,000	Zimmer Biomet Holdings, Inc.	5,237,680
Health Care Providers & Services 2.4%
39,500	Envision Healthcare Corp.	1,738,395	*
24,400	Molina Healthcare, Inc.	2,389,736	*
		4,128,131
Hotels, Restaurants & Leisure 2.3%
123,400	SeaWorld Entertainment, Inc.	2,692,588	*
12,700	Wyndham Destinations, Inc.	562,229
12,700	Wyndham Hotels & Resorts, Inc.	747,141
		4,001,958
Household Durables 1.9%
22,400	Whirlpool Corp.	3,275,552
Independent Power and Renewable Electricity Producers 2.5%
329,900	AES Corp.	4,423,959
IT Services 4.3%
26,600	Amdocs Ltd.	1,760,654
165,900	Conduent, Inc.	3,014,403	*
67,100	Teradata Corp.	2,694,065	*
		7,469,122

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Media 2.7%
38,150	Lions Gate Entertainment Corp. Class A	$946,883
38,150	Lions Gate Entertainment Corp. Class B	894,999
121,100	MSG Networks, Inc. Class A	2,900,345	*
		4,742,227
Mortgage Real Estate Investment 2.5%
197,300	Starwood Property Trust, Inc.	4,283,383
Multi-Utilities 1.1%
26,900	Vectren Corp.	1,922,005
Multiline Retail 1.2%
57,700	Macy's, Inc.	2,159,711
Oil, Gas & Consumable Fuels 8.2%
148,400	Cabot Oil & Gas Corp.	3,531,920
83,100	Devon Energy Corp.	3,653,076
64,500	ONEOK, Inc.	4,504,035
95,900	Williams Cos., Inc.	2,599,849
		14,288,880
Pharmaceuticals 3.5%
46,400	Perrigo Co. PLC	3,383,024
107,900	Teva Pharmaceutical Industries Ltd. ADR	2,624,128
		6,007,152
Semiconductors & Semiconductor Equipment 2.7%
106,800	ON Semiconductor Corp.	2,374,698	*
23,200	Skyworks Solutions, Inc.	2,242,280
		4,616,978
NUMBER OF SHARES		VALUE
Software 4.2%
42,700	Check Point Software Technologies Ltd.	$4,170,936	*
222,500	Nuance Communications, Inc.	3,089,413	*
		7,260,349
Specialty Retail 2.6%
11,600	Best Buy Co., Inc.	865,128
207,600	Chico's FAS, Inc.	1,689,864
131,200	Party City Holdco, Inc.	2,000,800	*
		4,555,792
Technology Hardware, Storage & Peripherals 2.3%
52,421	Western Digital Corp.	4,057,910
Trading Companies & Distributors 3.5%
112,400	AerCap Holdings NV	6,086,460	*
	Total Common Stocks (Cost $134,798,732)	168,963,014
Short-Term Investments 2.9%
Investment Companies 2.9%
5,111,545	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.82%(a)(Cost $5,111,545)	5,111,545
	Total Investments 99.9% (Cost $139,910,277)	174,074,559
	Other Assets Less Liabilities 0.1%	188,188
	Net Assets 100.0%	$174,262,747

*  Non-income producing security.

(a)  Represents 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$168,963,014	$—	$—	$168,963,014
Short-Term Investments	—	5,111,545	—	5,111,545
Total Long Positions	$168,963,014	$5,111,545	$—	$174,074,559

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018
Investments in Securities:
Rights(c)
Food & Staples Retailing	$21,106	$—	$(4,194)	$20,040	$—	$(36,952)	$—	$—	$—	$—
Total	$21,106	$—	$(4,194)	$20,040	$—	$(36,952)	$—	$—	$—	$—

(c)  At the beginning of the period, this security was valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at June 30, 2018.

As of the six months ended June 30, 2018, no securities were transferred from one level (as of December 31, 2017) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$174,074,559
Dividends and interest receivable	390,107
Receivable for securities sold	923,623
Receivable for Fund shares sold	10,656
Prepaid expenses and other assets	4,593
Total Assets	175,403,538
Liabilities
Payable to investment manager (Note B)	79,172
Payable for securities purchased	835,451
Payable for Fund shares redeemed	129,574
Payable to administrator—net (Note B)	55,094
Payable to trustees	404
Accrued expenses and other payables	41,096
Total Liabilities	1,140,791
Net Assets	$174,262,747
Net Assets consist of:
Paid-in capital	$122,810,787
Undistributed net investment income/(loss)	1,740,319
Accumulated net realized gains/(losses) on investments	15,547,359
Net unrealized appreciation/(depreciation) in value of investments	34,164,282
Net Assets	$174,262,747
Net Assets
Class I	$118,229,401
Class S	56,033,346
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,933,673
Class S	2,480,987
Net Asset Value, offering and redemption price per share
Class I	$19.93
Class S	22.59
*Cost of Investments:
(a) Unaffiliated issuers	$139,910,277

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,513,963
Interest income—unaffiliated issuers	30,073
Foreign taxes withheld (Note A)	(2,060)
Total income	$1,541,976
Expenses:
Investment management fees (Note B)	477,163
Administration fees (Note B):
Class I	174,432
Class S	85,838
Distribution fees (Note B):
Class S	71,532
Audit fees	23,088
Custodian and accounting fees	22,380
Insurance expense	2,846
Legal fees	33,227
Repayment to Management of expenses previously assumed by Management (Note B)	4,661
Shareholder reports	11,043
Trustees' fees and expenses	21,336
Interest expense (Note A)	31
Miscellaneous	5,017
Total net expenses	932,594
Net investment income/(loss)	$609,382
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	7,693,449
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(5,172,259)
Net gain/(loss) on investments	2,521,190
Net increase/(decrease) in net assets resulting from operations	$3,130,572

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$609,382	$1,180,800
Net realized gain/(loss) on investments	7,693,449	17,280,535
Change in net unrealized appreciation/(depreciation) of investments	(5,172,259)	7,764,324
Net increase/(decrease) in net assets resulting from operations	3,130,572	26,225,659
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(961,599)
Class S	—	(290,561)
Total distributions to shareholders	—	(1,252,160)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	9,460,177	21,410,589
Class S	1,625,972	9,368,377
Proceeds from reinvestment of dividends and distributions:
Class I	—	961,599
Class S	—	290,561
Payments for shares redeemed:
Class I	(12,522,859)	(24,400,598)
Class S	(5,793,953)	(15,887,986)
Net increase/(decrease) from Fund share transactions	(7,230,663)	(8,257,458)
Net Increase/(Decrease) in Net Assets	(4,100,091)	16,716,041
Net Assets:
Beginning of period	178,362,838	161,646,797
End of period	$174,262,747	$178,362,838
Undistributed net investment income/(loss) at end of period	$1,740,319	$1,130,937

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

11

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2018 was $463.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $139,265,427. Gross unrealized appreciation of long security positions was $39,581,984 and gross unrealized depreciation of long security positions was $4,772,852 resulting in net unrealized appreciation of $34,809,132 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year adjustments, return of capital distributions from real estate investment trusts ("REITs") and capital gain distributions from REITs. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(33)	$(35,683)	$35,716

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$1,252,160	$766,176	$—	$10,781,252	$1,252,160	$11,547,428

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,130,937	$7,418,091	$39,772,360	$—	$—	$48,321,388

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

13

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $9,779,072.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund did not participate in securities lending.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the

15

following table. These undertakings include fees payable to Management but exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, Class S repaid Management $4,661 under its contractual expense limitation.

At June 30, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.50%	12/31/21	$—	$—	$—	$—
Class S	1.25%	12/31/21	11,802	23,969	—	—

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities of $27,291,638 and $32,704,253, respectively.

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

For the Six Months Ended June 30, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	480,150	—	(631,133)	(150,983)
Class S	72,494	—	(258,203)	(185,709)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,178,093	50,293	(1,333,957)	(105,571)
Class S	459,971	13,384	(774,232)	(300,877)

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$29,788	$2,504

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$19.58		$16.91		$15.85	$17.87	$16.38		$12.09
Income From Investment Operations:
Net Investment Income/(Loss)@	0.08		0.14		0.18	0.07	0.20		0.17
Net Gains or Losses on Securities (both realized and unrealized)	0.27		2.69		2.27	(1.53)	1.98		4.30
Total From Investment Operations	0.35		2.83		2.45	(1.46)	2.18		4.47
Less Distributions From:
Net Investment Income	—		(0.16)		(0.11)	(0.14)	(0.19)		(0.18)
Net Realized Capital Gains	—		—		(1.28)	(0.42)	(0.50)		—
Total Distributions	—		(0.16)		(1.39)	(0.56)	(0.69)		(0.18)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$19.93		$19.58		$16.91	$15.85	$17.87		$16.38
Total Return†	1.79	%^*	16.74	%^‡	16.17%^	(8.34)%^	13.84	%µ	37.05%^
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$118.2		$119.1		$104.7	$90.7	$92.4		$84.1
Ratio of Gross Expenses to Average Net Assets#	0.99	%**	0.99%		1.05%	1.03%	1.02%		1.03%
Ratio of Net Expenses to Average Net Assets	0.99	%**	0.97	%ß	1.05%	1.03%	1.02%		1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.79	%**	0.79	%ß	1.12%	0.42%	1.20%		1.16%
Portfolio Turnover Rate	16	%*	35%		36%	41%	30%		35%
See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$22.22		$19.19		$17.78	$19.95	$18.20		$13.43
Income From Investment Operations:
Net Investment Income/(Loss)@	0.06		0.10		0.17	0.04	0.18		0.15
Net Gains or Losses on Securities (both realized and unrealized)	0.31		3.03		2.57	(1.72)	2.21		4.77
Total From Investment Operations	0.37		3.13		2.74	(1.68)	2.39		4.92
Less Distributions From:
Net Investment Income	—		(0.10)		(0.05)	(0.07)	(0.14)		(0.15)
Net Realized Capital Gains	—		—		(1.28)	(0.42)	(0.50)		—
Total Distributions	—		(0.10)		(1.33)	(0.49)	(0.64)		(0.15)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$22.59		$22.22		$19.19	$17.78	$19.95		$18.20
Total Return†	1.67	%^*	16.35	%‡^	15.98%^	(8.52)%^	13.56	%µ	36.71%^
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$56.0		$59.3		$56.9	$55.6	$62.9		$62.5
Ratio of Gross Expenses to Average Net Assets#	1.25	%**	1.25%		1.30%	1.28%	1.27%		1.28%
Ratio of Net Expenses to Average Net Assets	1.25	%§**	1.25	%ß§	1.25%	1.25%	1.25%		1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.52	%**	0.49	%ß	0.91%	0.18%	0.97%		0.95%
Portfolio Turnover Rate	16	%*	35%		36%	41%	30%		35%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

‡  The Custodian Out-of-Pocket Expenses Refunded as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.99%	0.77%
Class S	1.25%	0.48%

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Class S	1.24%	1.24%

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2018

B0374 08/18

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a –0.10% total return for the six months ended June 30, 2018, underperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which returned 0.08% for the same period.

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates increased more than their longer-term counterparts. Short-term rates rose as the U.S. Federal Reserve (Fed) raised interest rates in March and June 2018. The Fed currently anticipates two additional rate hikes before the end of the year. For the six months ended June 30, 2018, the yield on the two-year U.S. Treasury moved 63 basis points (bps) higher, whereas the 10-year U.S. Treasury yield rose 45 bps. Many spread sectors (i.e., those segments of the bond market where investors seek greater yield by undertaking the additional risks of investing in corporate or other securities not backed by the U.S. Treasury) generated negative returns during the reporting period.

The primary detractors from the Fund's performance during the reporting period were its out-of-benchmark allocations to U.S. government agency mortgage-backed securities. These positions were headwinds for results as they generated negative absolute returns over the period. The Fund maintained a defensive duration position relative to the benchmark, with an underweight to the two to three year area of the yield curve. This positioning was beneficial as those particular maturities underperformed the rest of the yield curve as their rates rose sharply during the period in conjunction with the two Fed interest rate hikes. Elsewhere, within the investment-grade corporate bond sector, having an overweight to banks detracted from relative returns. The Fund's use of Treasury futures detracted from performance.

The Fund maintained an overweight to the spread sectors and an underweight to Treasuries and agency debt versus the Index during the reporting period. However, several adjustments were made to the Fund, including increasing its overweights to investment grade corporate bonds and asset-backed securities. In both cases we found what we think are attractive investment opportunities. We also opportunistically increased the Fund's exposure to corporate floating rate notes. These securities have limited interest rate sensitivity and allowed us to capture higher coupons. These changes were funded by reducing the Fund's allocation to Treasuries securities.

Looking ahead, we believe gradually rising interest rates in the U.S. are likely to remain a central theme in the second half of 2018. The Fed's June 2018 rate hike brought the upper bound of the Fed's target rate to 2%. The Fed appears willing to tolerate inflation above its 2% target for a "temporary period" as part of its objective of "symmetric inflation" approach—that is, targeting an inflation rate this is neither too high nor too low. As the Fed grapples with the "neutral" level of interest rates that neither stimulates nor curbs economic growth, its efforts are complicated by a need to reconcile the economic tailwinds of tax cuts and increased government spending with the potential headwinds of tariffs and other trade tensions. The Fed may become even more measured and symmetrical in its policy approach as its 2% rate target nears, especially given markets' reaction to tighter liquidity conditions thus far in 2018. In stark contrast with 2017's sanguine environment, the ongoing removal of liquidity from the system this year has contributed to choppy equity markets, widening credit spreads and a stronger U.S. dollar. We anticipate these volatile conditions to become even more pronounced in the second half of the year as the Fed's expected balance sheet reductions increase and the European Central Bank likely ends its bond purchase program.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	15.3%
Corporate Bonds	54.5
Mortgage-Backed Securities	30.0
Short-Term Investments	1.7
Other Assets Less Liabilities	(1.5)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	–0.10%	–0.06%	0.68%	1.49%	4.70%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index[1,2]		0.08%	0.21%	0.84%	1.65%	5.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

For the period ended June 30, 2018, the 30-day SEC yield was 1.70% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 0.86% for Class I shares (before expense reimbursements and/ or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18
Class I	$1,000.00	$999.00	$4.26	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.53	$4.31	(b)

(a)  Expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Schedule of Investments Short Duration Bond Portfolio (Unaudited) June 30, 2018

PRINCIPAL AMOUNT		VALUE
Mortgage-Backed Securities 30.0%
Adjustable Mixed Balance 0.2%
$226,480	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1 Month USD LIBOR + 1.13%), 3.11%, due 6/19/34	$219,691	(a)
Commercial Mortgage-Backed 23.3%
943,902	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	927,496
	CD Mortgage Trust
648,810	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	637,705
2,526,444	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	2,468,502
	Citigroup Commercial Mortgage Trust
1,671,413	Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	1,640,887
1,640,000	Ser. 2018-C5, Class A1, 3.13%, due 6/10/51	1,640,676
	Commercial Mortgage Pass-Through Certificates
997,668	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	993,759
163,581	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	163,152
525,433	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	522,714
350,379	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	349,407
732,280	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	723,858
926,911	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	915,192
767,500	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	763,447
1,363,323	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/50	1,337,931
1,285,657	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	1,256,403
498,951	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	493,131
798,338	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	783,534	(b)
	Morgan Stanley Bank of America Merrill Lynch Trust
1,221,707	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	1,197,508
1,299,448	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	1,272,333
1,019,439	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	995,839
	UBS Commercial Mortgage Trust
356,760	Ser. 2017-C1, Class A1, 1.89%, due 6/15/50	348,662
2,439,088	Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	2,383,516
	Wells Fargo Commercial Mortgage Trust
514,896	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	509,453
1,491,069	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,457,114
2,500,000	Ser. 2018-C45, Class A1, 3.18%, due 6/15/51	2,499,987	(c)(d)
1,595,666	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	1,573,423
1,170,629	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	1,153,458
		29,009,087
Fannie Mae 3.8%
	Pass-Through Certificates
826,589	3.50%, due 10/1/25	836,886
1,811,621	3.00%, due 9/1/27	1,807,707
2,020,119	4.50%, due 5/1/41 – 5/1/44	2,122,623
		4,767,216
Freddie Mac 2.7%
	Pass-Through Certificates
950,601	3.50%, due 5/1/26	961,779
1,360,597	3.00%, due 1/1/27	1,360,814
1,047,033	4.50%, due 11/1/39	1,101,153
		3,423,746
	Total Mortgage-Backed Securities (Cost $38,125,225)	37,419,740

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 54.5%
Agriculture 1.3%
$1,600,000	BAT Capital Corp., 2.30%, due 8/14/20	$1,565,427	(b)
Auto Manufacturers 3.3%
885,000	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	872,121	(b)
2,000,000	Ford Motor Credit Co. LLC, 2.02%, due 5/3/19	1,983,440
1,190,000	Harley-Davidson Financial Services, Inc., (3 Month USD LIBOR + 0.50%), 2.83%, due 5/21/20	1,192,472	(a)(b)
		4,048,033
Banks 21.8%
	Bank of America Corp.
620,000	Ser. L, 2.60%, due 1/15/19	619,611
2,335,000	5.63%, due 7/1/20	2,443,324
1,125,000	Capital One Financial Corp., 2.50%, due 5/12/20	1,109,004
1,125,000	Capital One N.A., 2.35%, due 8/17/18	1,124,638
2,815,000	Citigroup, Inc., 2.45%, due 1/10/20	2,783,299
2,615,000	Goldman Sachs Group, Inc., 2.60%, due 4/23/20	2,590,228
1,250,000	HSBC Holdings PLC, (3 Month USD LIBOR + 0.60%), 2.93%, due 5/18/21	1,251,821	(a)
2,180,000	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,152,208
2,500,000	Morgan Stanley, 5.75%, due 1/25/21	2,643,537
780,000	National Australia Bank Ltd., 1.38%, due 7/12/19	768,442
1,995,000	Santander UK PLC, 2.50%, due 1/5/21	1,948,896
1,295,000	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/20	1,281,296
595,000	Synchrony Bank, 3.65%, due 5/24/21	595,300
1,875,000	Toronto-Dominion Bank, 3.25%, due 6/11/21	1,874,296
1,300,000	Wells Fargo & Co., 2.50%, due 3/4/21	1,271,536
2,795,000	Westpac Banking Corp., 2.15%, due 3/6/20	2,749,822
		27,207,258
Beverages 1.4%
1,830,000	Anheuser-Busch InBev Finance, Inc., 2.65%, due 2/1/21	1,804,392
Biotechnology 1.5%
1,850,000	Gilead Sciences, Inc., (3 Month USD LIBOR + 0.17%), 2.49%, due 9/20/18	1,850,230	(a)
Commercial Services 1.8%
2,210,000	ERAC USA Finance LLC, 5.25%, due 10/1/20	2,295,243	(b)
Diversified Financial Services 2.6%
850,000	AIG Global Funding, 2.15%, due 7/2/20	833,078	(b)
2,465,000	American Express Co., 2.20%, due 10/30/20	2,407,334
		3,240,412
Electric 3.4%
500,000	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	492,286
1,340,000	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,376,428
	Sempra Energy
1,315,000	(3 Month USD LIBOR + 0.25%), 2.60%, due 7/15/19	1,315,288	(a)
635,000	2.40%, due 2/1/20	627,305
370,000	Southern Co., 1.55%, due 7/1/18	370,000
		4,181,307

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Household Products—Wares 1.0%
$1,250,000	Reckitt Benckiser Treasury Services PLC, 2.13%, due 9/21/18	$1,248,811	(b)
Media 1.5%
1,140,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	1,139,830
740,000	Discovery Communications LLC, 2.20%, due 9/20/19	731,878
		1,871,708
Oil & Gas 2.2%
1,140,000	BP AMI Leasing, Inc., 5.52%, due 5/8/19	1,166,774	(b)
405,000	BP Capital Markets PLC, 1.68%, due 5/3/19	401,524
1,195,000	Total Capital Int'l SA, (3 Month USD LIBOR + 0.57%), 2.92%, due 8/10/18	1,195,883	(a)
		2,764,181
Pharmaceuticals 5.9%
1,325,000	AbbVie, Inc., 2.50%, due 5/14/20	1,308,579
1,190,000	Bayer US Finance II LLC, 3.50%, due 6/25/21	1,192,277	(b)
	CVS Health Corp.
2,065,000	1.90%, due 7/20/18	2,064,566
1,290,000	2.80%, due 7/20/20	1,279,062
495,000	Mylan NV, 2.50%, due 6/7/19	492,750
1,080,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,063,487
		7,400,721
Pipelines 1.6%
1,525,000	Enterprise Products Operating LLC, 2.55%, due 10/15/19	1,514,667
490,000	Kinder Morgan Energy Partners L.P., 6.85%, due 2/15/20	515,955
		2,030,622
Retail 1.1%
1,365,000	Walmart, Inc., (3 Month USD LIBOR + 0.23%), 2.57%, due 6/23/21	1,366,324	(a)
Telecommunications 4.1%
2,535,000	AT&T, Inc., 2.80%, due 2/17/21	2,494,464
705,000	Cisco Systems, Inc., (3 Month USD LIBOR + 0.50%), 2.80%, due 3/1/19	707,343	(a)
1,790,000	Verizon Communications, Inc., 4.60%, due 4/1/21	1,850,233
		5,052,040
	Total Corporate Bonds (Cost $68,587,300)	67,926,709
Asset-Backed Securities 15.3%
900,000	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/22	892,119
2,190,000	American Express Credit Account Master Trust, Ser. 2018-1, Class A, 2.67%, due 10/17/22	2,184,311
800,000	Bank of America Credit Card Trust, Ser. 2017-A1, Class A1, 1.95%, due 8/15/22	787,798
2,800,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	2,763,496
4,200,000	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	4,139,232
	Citibank Credit Card Issuance Trust
1,870,000	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	1,842,403
1,400,000	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	1,376,364
560,205	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, (1 Month USD LIBOR + 0.22%), 2.32%, due 9/26/33	557,667	(a)
1,400,000	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	1,383,913

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$776,340	SLM Student Loan Trust, Ser. 2013-2, Class A, (1 Month USD LIBOR + 0.45%), 2.41%, due 9/25/43	$778,890	(a)
900,000	Toyota Auto Receivables Owner Trust, Ser. 2018-A, Class A3, 2.35%, due 5/16/22	890,940
1,425,000	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	1,416,134	(b)(e)
	Total Asset-Backed Securities (Cost $19,138,177)	19,013,267
NUMBER OF SHARES
Short-Term Investments 1.7%
Investment Companies 1.7%
2,088,353	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.82%(f)(Cost $2,088,353)	2,088,353	(e)
	Total Investments 101.5% (Cost $127,939,055)	126,448,069
	Liabilities Less Other Assets (1.5)%	(1,909,853	)(g)
	Net Assets 100.0%	$124,538,216

(a)  Variable or floating rate security. The interest rate shown was the current rate as of June 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:
LIBOR—London Interbank Offered Rate

(b)  Securities were purchased under Rule 144A of the 1933 Act, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At June 30, 2018, these securities amounted to $12,565,871, which represents 10.1% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Value determined using significant unobservable inputs.

(d)  When-issued security. Total value of all such securities at June 30, 2018, amounted to $2,499,987, which represents 2.0% of net assets of the Fund.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued and/or future contracts with a total value of $3,504,487.

(f)  Represents 7-day effective yield as of June 30, 2018.

(g)  Includes the impact of the Fund's open positions in derivatives at June 30, 2018.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At June 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
9/2018	32	U.S. Treasury Note, 2 Year	$6,778,500	$(26,500)
Total Futures			$6,778,500	$(26,500)

At June 30, 2018, the Fund had $51,505 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended June 30, 2018, the average notional value of futures for the Fund was $8,261,770 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Mortgage-Backed Securities
Commercial Mortgage-Backed	$—	$26,509,100	$2,499,987	$29,009,087
Other Mortgage-Backed Securities(a)	—	8,410,653	—	8,410,653
Total Mortgage-Backed Securities	—	34,919,753	2,499,987	37,419,740
Corporate Bonds(a)	—	67,926,709	—	67,926,709
Asset-Backed Securities	—	19,013,267	—	19,013,267
Short-Term Investments	—	2,088,353	—	2,088,353
Total Investments	$—	$123,948,082	$2,499,987	$126,448,069

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 6/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018
Investments in Securities:
Mortgage- Backed Securities(c)
Commercial Mortgage- Backed	$—	$—	$—	$—	$2,499,987	$—	$—	$—	$2,499,987	$—
Total	$—	$—	$—	$—	$2,499,987	$—	$—	$—	$2,499,987	$—

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended June 30, 2018, no securities were transferred from one level (as of December 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), and of inputs used to value the Fund's derivatives as of June 30, 2018:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(26,500)	$—	$—	$(26,500)
Total	$(26,500)	$—	$—	$(26,500)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$126,448,069
Cash collateral segregated for futures contracts (Note A)	51,505
Interest receivable	697,386
Receivable for Fund shares sold	16,382
Prepaid expenses and other assets	5,361
Total Assets	127,218,703
Liabilities
Payable to investment manager (Note B)	25,765
Payable for securities purchased	2,503,466
Payable for Fund shares redeemed	30,222
Payable to administrator (Note B)	41,225
Payable to trustees	426
Payable for accumulated variation margin on futures contracts (Note A)	26,500
Accrued expenses and other payables	52,883
Total Liabilities	2,680,487
Net Assets	$124,538,216
Net Assets consist of:
Paid-in capital	$157,077,844
Undistributed net investment income/(loss)	2,734,463
Accumulated net realized gains/(losses) on investments	(33,756,605)
Net unrealized appreciation/(depreciation) in value of investments	(1,517,486)
Net Assets	$124,538,216
Shares Outstanding ($.001 par value; unlimited shares authorized)	11,912,932
Net Asset Value, offering and redemption price per share	$10.45
*Cost of Investments:
(a) Unaffiliated issuers	$127,939,055

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,368,846
Expenses:
Investment management fees (Note B)	158,845
Administration fees (Note B)	254,152
Audit fees	28,350
Custodian and accounting fees	38,759
Insurance expense	2,335
Legal fees	21,289
Shareholder reports	18,791
Trustees' fees and expenses	21,336
Miscellaneous	4,390
Total net expenses	548,247
Net investment income/(loss)	$820,599
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(72,572)
Expiration or closing of futures contracts	(50,515)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(839,599)
Futures contracts	(10,094)
Net gain/(loss) on investments	(972,780)
Net increase/(decrease) in net assets resulting from operations	$(152,181)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2018	Year Ended December 31, 2017 (Unaudited)
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$820,599	$1,417,146
Net realized gain/(loss) on investments	(123,087)	(116,908)
Change in net unrealized appreciation/(depreciation) of investments	(849,693)	16,960
Net increase/(decrease) in net assets resulting from operations	(152,181)	1,317,198
Distributions to Shareholders From (Note A):
Net investment income	—	(1,965,876)
From Fund Share Transactions (Note D):
Proceeds from shares sold	6,020,558	11,436,459
Proceeds from reinvestment of dividends and distributions	—	1,965,876
Payments for shares redeemed	(12,975,274)	(24,109,698)
Net increase/(decrease) from Fund share transactions	(6,954,716)	(10,707,363)
Net Increase/(Decrease) in Net Assets	(7,106,897)	(11,356,041)
Net Assets:
Beginning of period	131,645,113	143,001,154
End of period	$124,538,216	$131,645,113
Undistributed net investment income/(loss) at end of period	$2,734,463	$1,913,864

See Notes to Financial Statements

Notes to Financial Statements Short Duration Bond Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2018 was $124,948.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $128,187,150. Gross unrealized appreciation of long security positions was $75,580 and gross unrealized depreciation of long security positions was $1,798,255 resulting in net unrealized depreciation of $1,722,675 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of paydown gains and losses, amortization of bond premium and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(45,541,698)	$496,819	$45,044,879

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Total
2017	2016	2017	2016
$1,965,876	$1,778,567	$1,965,876	$1,778,567

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,913,864	$—	$(908,268)	$(33,393,043)	$—	$(32,387,447)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, amortization of bond premium and mark-to-market adjustments on futures.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the

"Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2017, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2018
$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$23,467,143	$2,029,244

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2017, the Fund had capital loss carryforwards expire of $45,541,698.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at June 30, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended June 30, 2018, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At June 30, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(26,500)	$(26,500)
Total Value—Liabilities		$(26,500)	$(26,500)

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Net realized gain/ (loss) on: expiration or closing of futures contracts	$(50,515)	$(50,515)
Total Realized Gain/(Loss)		$(50,515)	$(50,515)

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(10,094)	$(10,094)
Total Change in Appreciation/(Depreciation)		$(10,094)	$(10,094)

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

13  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund did not participate in securities lending.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding futures) for the six months ended June 30, 2018 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$10,087,268	$39,702,230	$19,878,645	$30,060,836

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Shares Sold	576,620	1,080,443
Shares Issued on Reinvestment of Dividends and Distributions	—	187,405
Shares Redeemed	(1,243,375)	(2,281,644)
Total	(666,755)	(1,013,796)

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$143,479	$15,861

Note G—Recent Accounting Pronouncement:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$10.46		$10.52		$10.52	$10.66	$10.78		$10.95
Income From Investment Operations:
Net Investment Income/(Loss)@	0.07		0.11		0.07	0.02	0.07		0.07
Net Gains or Losses on Securities (both realized and unrealized)	(0.08)		(0.02)		0.06	0.00	0.00		(0.00)
Total From Investment Operations	(0.01)		0.09		0.13	0.02	0.07		0.07
Less Distributions From:
Net Investment Income	—		(0.15)		(0.13)	(0.16)	(0.19)		(0.24)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$10.45		$10.46		$10.52	$10.52	$10.66		$10.78
Total Return†	(0.10	)%*^	0.89	%‡^	1.22%^	0.18%^	0.61	%µ	0.62%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$124.5		$131.6		$143.0	$160.0	$184.6		$227.7
Ratio of Gross Expenses to Average Net Assets#	0.86	%**	0.85%		0.88%	0.84%	0.82%		0.80%
Ratio of Net Expenses to Average Net Assets	0.86	%**	0.75	%ß	0.88%	0.84%	0.82%		0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.29	%**	1.03	%ß	0.68%	0.19%	0.69%		0.64%
Portfolio Turnover Rate	41	%*	87%		79%	65%	58%		72%

See Notes to Financial Highlights

Notes to Financial Highlights Short Duration Bond Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the six months ended June 30, 2018 would have been (0.19)%. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received the class action proceeds in 2016, the total return based on per share NAV for the year ended December 31, 2016 would have been 0.64%. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Not annualized.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 0.79%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
0.85%	0.92%

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Neuberger Berman
Advisers Management Trust

Sustainable Equity Portfolio
(formerly Socially Responsive Portfolio)

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2018

B0738 08/18

Sustainable Equity Portfolio Commentary*

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Class I generated a total return of 4.14% for the six months ended June 30, 2018, outperforming the 2.65% total return of its benchmark, the S&P 500® Index (the Index), for the same time period. (Performance for all share classes is provided in the table immediately following this letter.)

The Index ended the first half of this year with positive returns, driven by expectations of tax reform, regulatory relief and infrastructure spending. However, the market continued to be narrow, with internet-related growth stocks driving market returns.

Despite the fiscal stimulus from tax cuts, investors seem to be concerned about the impact of rising short-term rates, given the U.S. Federal Reserve's indication of a slightly more restrictive monetary policy in light of rising inflation and reduced labor market slack. Enthusiasm around tax reform was also somewhat dampened as many companies announced reinvesting the tax savings back in their businesses. Despite healthy economic fundamentals, concerns about a potential trade war also roiled markets.

The Fund's relative performance was driven by stock selection, primarily within the Industrials, Consumer Staples and Financials sectors. W.W. Grainger, Advance Auto Parts and MasterCard were among top contributors. W.W. Grainger and Advance Auto Parts both benefited from strong end markets (industrial distribution and auto aftermarkets, respectively) as well as consecutive quarters of better than expected operating performance. MasterCard continued its positive growth trajectory benefitting from the secular trend toward electronic payments in the payments market.

Consumer Discretionary, Information Technology and Energy allocations were a drag on the Fund's performance relative to the Index, with Comcast, 3M Company and Newell Brands among individual detractors. Comcast's stock was impacted by a combination of broader cable and media weakness followed by market dissatisfaction with a competing bid the company made for British distributor Sky PLC. 3M Company lowered earnings guidance for the year on the back of softer trends in a few niche end markets, which contributed to weakness in the stock. Newell was impacted by a weak retail environment, compounded by inventory destocking, and resin price spikes (from the hurricanes last year) pressuring margins. We have since sold Newell Brands as the company's operating performance undermined our investment premise. We continue to hold Comcast and 3M Company in our portfolio.

Looking ahead, notwithstanding the potential for market volatility and absent an exogenous shock, we continue to anticipate a slow growth environment in the U.S. However, we are incrementally cautious about economic growth given a full labor market and a tightening in monetary policy. With inflationary indicators tracking up slightly, we continue to be mindful of its potential impact across our portfolio in terms of overall portfolio positioning.

On the international front, geopolitical volatility, particularly increasing tensions with China, continued uncertainty created by Brexit, as well as any potential disruptions to global trade as a result of the current U.S. administration's trade policies could be sources of market volatility.

While we are cognizant of the above, we continue to focus on the fundamentals of the businesses we own and believe they can translate top-line growth into stronger, advantaged bottom-line growth, supported by competitive advantages, attractive return on capital profiles and demonstrated leadership practices in environmental, social and governance (ESG) practices. We believe our portfolio holdings also have the balance sheet strength and free cash flow generation that could enable them to weather global economic turmoil, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

* Effective May 1, 2018, Socially Responsive Portfolio changed its name to Sustainable Equity Portfolio.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1

Sustainable Equity Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.5%
Consumer Staples	6.4
Energy	8.0
Financials	15.9
Health Care	16.3
Industrials	11.0
Information Technology	19.1
Materials	4.0
Real Estate	2.7
Short-Term Investments	2.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2018
	Date	06/30/2018	1 Year	5 Years	10 Years	Life of Fund
Sustainable Equity Portfolio Class I	02/18/1999	4.14%	12.79%	11.83%	9.04%	7.42%
Sustainable Equity Portfolio Class S2	05/01/2006	4.05%	12.51%	11.60%	8.89%	7.32%
S&P 500® Index[1,3]		2.65%	14.37%	13.42%	10.17%	6.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.94% and 1.19% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.18% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SUSTAINABLE EQUITY PORTFOLIO

Actual	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During the Period 1/1/18 – 6/30/18		Expense Ratio
Class I	$1,000.00	$1,041.40	$4.76	(a)	0.94%
Class S	$1,000.00	$1,040.50	$5.92	(a)	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.13	$4.71	(b)	0.94%
Class S	$1,000.00	$1,018.99	$5.86	(b)	1.17%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Sustainable Equity Portfolio (Unaudited) June 30, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.9%
Airlines 2.2%
89,599	Ryanair Holdings PLC ADR	$10,234,894	*
Auto Components 3.6%
179,083	Aptiv PLC	16,409,375
Banks 5.5%
130,687	JPMorgan Chase & Co.	13,617,586
237,265	U.S. Bancorp	11,867,995
		25,485,581
Capital Markets 3.7%
231,636	Intercontinental Exchange, Inc.	17,036,828
Chemicals 2.1%
23,892	Sherwin-Williams Co.	9,737,662
Consumer Finance 2.4%
113,487	American Express Co.	11,121,726
Energy Equipment & Services 2.5%
172,469	Schlumberger Ltd.	11,560,597
Equity Real Estate Investment Trust 2.7%
343,502	Weyerhaeuser Co.	12,524,083
Food & Staples Retailing 3.3%
543,318	Kroger Co.	15,457,397
Health Care Equipment & Supplies 9.9%
68,252	Becton, Dickinson & Co.	16,350,449
169,599	Danaher Corp.	16,736,029
144,994	Medtronic PLC	12,412,937
		45,499,415
Health Care Providers & Services 4.8%
172,217	AmerisourceBergen Corp.	14,684,943
199,460	Premier, Inc. Class A	7,256,355	*
		21,941,298
Hotels, Restaurants & Leisure 2.2%
470,085	Compass Group PLC	10,020,156
Industrial Conglomerates 2.7%
63,903	3M Co.	12,570,998
NUMBER OF SHARES		VALUE
Insurance 4.3%
337,324	Progressive Corp.	$19,952,715
Internet Software & Services 6.1%
12,855	Alphabet, Inc. Class A	14,515,738	*
381,601	eBay, Inc.	13,836,852	*
		28,352,590
IT Services 5.9%
185,117	Cognizant Technology Solutions Corp. Class A	14,622,392
65,230	MasterCard, Inc. Class A	12,818,999
		27,441,391
Media 3.8%
531,119	Comcast Corp. Class A	17,426,014
Oil, Gas & Consumable Fuels 5.5%
34,098	Cimarex Energy Co.	3,469,130
183,594	EQT Corp.	10,130,717
331,639	Noble Energy, Inc.	11,700,224
		25,300,071
Personal Products 3.0%
252,842	Unilever NV	14,088,356
Pharmaceuticals 1.7%
34,887	Roche Holding AG	7,739,959
Road & Rail 1.9%
72,574	J.B. Hunt Transport Services, Inc.	8,821,370
Semiconductors & Semiconductor Equipment 4.6%
190,968	Texas Instruments, Inc.	21,054,222
Software 2.5%
56,627	Intuit, Inc.	11,569,179
Specialty Chemicals 1.9%
170,092	Novozymes A/S B Shares	8,602,950
Specialty Retail 3.7%
125,001	Advance Auto Parts, Inc.	16,962,636
Textiles, Apparel & Luxury Goods 1.3%
211,010	Gildan Activewear, Inc.	5,942,042

See Notes to Financial Statements

5

Schedule of Investments Sustainable Equity Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Trading Companies & Distributors 4.1%
83,167	Fastenal Co.	$4,002,828
48,398	W.W. Grainger, Inc.	14,925,943
		18,928,771
	Total Common Stocks (Cost $306,562,457)	451,782,276
Short-Term Investments 2.1%
PRINCIPAL AMOUNT
Certificates of Deposit 0.0%(a)
$100,000	Self Help Credit Union, 0.25%, due 7/29/18	100,000
100,000	Self Help Credit Union, 0.25%, due 9/29/18	100,000
		200,000
NUMBER OF SHARES
Investment Companies 2.1%
9,469,515	State Street Institutional Treasury Money Market Fund Premier Class, 1.74%(b)	9,469,515
	Total Short-Term Investments (Cost $9,669,515)	9,669,515
	Total Investments 100.0% (Cost $316,231,972)	461,451,791
	Liabilities Less Other Assets (0.0)%(a)	(913)
	Net Assets 100.0%	$461,450,878

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Represents 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements

6

Schedule of Investments Sustainable Equity Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Hotels, Restaurants & Leisure	$—	$10,020,156	$—	$10,020,156
Pharmaceuticals	—	7,739,959	—	7,739,959
Specialty Chemicals	—	8,602,950	—	8,602,950
Other Common Stocks(a)	425,419,211	—	—	425,419,211
Total Common Stocks	425,419,211	26,363,065	—	451,782,276
Short-Term Investments	—	9,669,515	—	9,669,515
Total Investments	$425,419,211	$36,032,580	$—	$461,451,791

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2018, certain securities were transferred from one level (as of December 31, 2017) to another. Based on beginning of period market values as of January 1, 2018, $23,613,489 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of June 30, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$461,451,791
Dividends and interest receivable	542,390
Receivable for Fund shares sold	2,769
Prepaid expenses and other assets	12,632
Total Assets	462,009,582
Liabilities
Payable to investment manager (Note B)	207,393
Due to custodian	100,000
Payable for Fund shares redeemed	107,915
Payable to administrator—net (Note B)	129,257
Payable to trustees	49
Accrued expenses and other payables	14,090
Total Liabilities	558,704
Net Assets	$461,450,878
Net Assets consist of:
Paid-in capital	$275,361,772
Undistributed net investment income/(loss)	3,433,690
Accumulated net realized gains/(losses) on investments	37,443,428
Net unrealized appreciation/(depreciation) in value of investments	145,211,988
Net Assets	$461,450,878
Net Assets
Class I	$381,348,915
Class S	80,101,963
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,300,522
Class S	2,997,182
Net Asset Value, offering and redemption price per share
Class I	$26.67
Class S	26.73
*Cost of Investments: (a) Unaffiliated issuers	$316,231,972

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,741,835
Interest income—unaffiliated issuers	98,033
Foreign taxes withheld (Note A)	(107,520)
Total income	$3,732,348
Expenses:
Investment management fees (Note B)	1,247,838
Administration fees (Note B):
Class I	569,537
Class S	125,803
Distribution fees (Note B):
Class S	104,836
Audit fees	23,088
Custodian and accounting fees	28,312
Insurance expense	7,167
Legal fees	84,309
Shareholder reports	52,227
Trustees' fees and expenses	21,336
Miscellaneous	12,512
Total expenses	2,276,965
Expenses reimbursed by Management (Note B)	(5,685)
Total net expenses	2,271,280
Net investment income/(loss)	$1,461,068
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	13,311,209
Settlement of foreign currency transactions	(2,883)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	4,207,815
Foreign currency translations	(7,057)
Net gain/(loss) on investments	17,509,084
Net increase/(decrease) in net assets resulting from operations	$18,970,152

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trus

	SUSTAINABLE EQUITY PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,461,068	$1,973,646
Net realized gain/(loss) on investments	13,308,326	24,490,775
Change in net unrealized appreciation/(depreciation) of investments	4,200,758	46,968,784
Net increase/(decrease) in net assets resulting from operations	18,970,152	73,433,205
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,857,268)
Class S	—	(285,796)
Net realized gain on investments:
Class I	—	(13,367,478)
Class S	—	(3,071,328)
Total distributions to shareholders	—	(18,581,870)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	2,734,026	12,494,005
Class S	2,790,529	4,512,214
Proceeds from reinvestment of dividends and distributions:
Class I	—	15,224,746
Class S	—	3,357,124
Payments for shares redeemed:
Class I	(16,615,239)	(21,657,226)
Class S	(11,753,811)	(10,704,877)
Net increase/(decrease) from Fund share transactions	(22,844,495)	3,225,986
Net Increase/(Decrease) in Net Assets	(3,874,343)	58,077,321
Net Assets:
Beginning of period	465,325,221	407,247,900
End of period	$461,450,878	$465,325,221
Undistributed net investment income/(loss) at end of period	$3,433,690	$1,972,622

See Notes to Financial Statements

10

Notes to Financial Statements Sustainable Equity Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Fund") (formerly, Socially Responsive Portfolio) currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

11

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis.

12

Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $316,590,747. Gross unrealized appreciation of long security positions was $152,364,649 and gross unrealized depreciation of long security positions was $7,503,605 resulting in net unrealized appreciation of $144,861,044 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses and non-real estate investment trusts ("REITs") income adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(34,633)	$34,633

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$3,218,402	$2,558,897	$15,363,468	$13,959,506	$18,581,870	$16,518,403

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,301,820	$22,164,679	$140,652,455	$—	$—	$167,118,954

13

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and non-REIT income adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2018, the Fund estimated these amounts for the period January 1, 2018 to June 30, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in

14

Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities.

As of June 30, 2018, the Fund did not participate in securities lending.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that

15

repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2018	2019	2020	2021
Class I	1.30%	12/31/21	$—	$—	$—	$—
Class S	1.17%	12/31/21	46,277	54,583	15,076	5,685

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities of $30,062,281 and $46,263,689, respectively.

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

For the Six Months Ended June 30, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	104,238	—	(629,781)	(525,543)
Class S	105,033	—	(442,838)	(337,805)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	511,719	623,454	(890,640)	244,533
Class S	183,574	136,914	(436,094)	(115,606)

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$48,363	$4,855

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Sustainable Equity Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$25.61		$22.57		$21.46	$23.88	$21.72		$15.89
Income From Investment Operations:
Net Investment Income/(Loss)@	0.09		0.12		0.13	0.16	0.15		0.09
Net Gains or Losses on Securities (both realized and unrealized)	0.97		3.99		1.94	(0.28)	2.10		5.87
Total From Investment Operations	1.06		4.11		2.07	(0.12)	2.25		5.96
Less Distributions From:
Net Investment Income	—		(0.13)		(0.16)	(0.14)	(0.09)		(0.13)
Net Realized Capital Gains	—		(0.94)		(0.80)	(2.16)	—		—
Total Distributions	—		(1.07)		(0.96)	(2.30)	(0.09)		(0.13)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$26.67		$25.61		$22.57	$21.46	$23.88		$21.72
Total Return†	4.14	%*	18.43	%^‡	9.86%	(0.46)%^	10.38	%µ	37.60%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$381.3		$379.6		$329.1	$307.6	$301.3		$244.2
Ratio of Gross Expenses to Average Net Assets#	0.94	%**	0.94%		1.00%	0.98%	0.98%		0.99%
Ratio of Net Expenses to Average Net Assets	0.94	%**	0.93	%ß	1.00%	0.98%	0.98%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.67	%**	0.50	%ß	0.59%	0.70%	0.68%		0.49%
Portfolio Turnover Rate	7	%*	18%		31%	24%	37%		29%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$25.69		$22.66		$21.54	$23.93	$21.76		$15.92
Income From Investment Operations:
Net Investment Income/(Loss)@	0.06		0.06		0.09	0.12	0.12		0.06
Net Gains or Losses on Securities (both realized and unrealized)	0.98		3.99		1.94	(0.27)	2.08		5.89
Total From Investment Operations	1.04		4.05		2.03	(0.15)	2.20		5.95
Less Distributions From:
Net Investment Income	—		(0.08)		(0.11)	(0.08)	(0.03)		(0.11)
Net Realized Capital Gains	—		(0.94)		(0.80)	(2.16)	—		—
Total Distributions	—		(1.02)		(0.91)	(2.24)	(0.03)		(0.11)
Voluntary Contribution from Management	—		—		—	—	0.00		—
Net Asset Value, End of Period	$26.73		$25.69		$22.66	$21.54	$23.93		$21.76
Total Return†	4.05	%*	18.11	%^‡	9.64%	(0.59)%^	10.11	%µ	37.41%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$80.1		$85.7		$78.2	$74.9	$81.1		$80.7
Ratio of Gross Expenses to Average Net Assets#	1.19	%**	1.19%		1.25%	1.23%	1.23%		1.24%
Ratio of Net Expenses to Average Net Assets	1.17	%**	1.17	%ß	1.17%	1.17%	1.17%		1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.44	%**	0.25	%ß	0.42%	0.52%	0.52%		0.32%
Portfolio Turnover Rate	7	%*	18%		31%	24%	37%		29%
See Notes to Financial Highlights

19

Notes to Financial Highlights Sustainable Equity Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Not annualized.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  The Custodian Out-of-Pocket Expenses Refunded as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	0.48%
Class S	1.17%	0.25%

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

S Class Shares

Semi-Annual Report

June 30, 2018

S0117 08/18

U.S. Equity Index PutWrite Strategy Portfolio Commentary

The Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio Class S generated a total return of -1.31% for the six months ended June 30, 2018, trailing the 1.74% total return of its benchmark, a blend of 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index (the "benchmark"), for the same period.

Year-to-date performance results continue to reflect the extreme performance of the benchmark during the first quarter, rather than a structural change in market conditions. To the contrary, material increases in both index option implied volatility1 levels and short-term U.S. Treasury rates have created what we believe is a healthy market environment for index putwrite strategies.

As we see it, equity markets appear to have transitioned to a more favorable environment for our strategies through a series of small, abruptly painful events rather than a major dislocation. The favorable environment includes a resetting of equity market implied volatility to levels that are materially higher than 2017 averages, the departure of a number of speculative volatility strategies from the markets, and interest rates that have increased significantly. We have been waiting a long time for a less robust equity environment with higher volatility and higher rates, yet we always presumed the transition to that environment would require a more dramatic event. Now that we seem to be there, we believe a value proposition such as ours, of allocating to lower volatility equity strategies, remains as high as ever.

The Fund posted a gain during the second quarter, but performance lagged the underlying benchmark due to the benchmark's higher market exposure (beta) held at the beginning of the quarter. Within the Fund, our S&P 500 and Russell 2000 PutWrite strategies continued to recover from the first quarter, which favored the passive CBOE S&P 500 PutWrite and CBOE Russell 2000 PutWrite Index methodologies.

Year-to-date, S&P 500 put writing remains a detractor on cumulative results, as losses resulting from the first quarter price reversals of the S&P 500 Index are still weighing on cumulative premium collection. Despite the short spell of volatility during the first quarter, the S&P 500 Index has returned 14.37% over the past 12 months which is a market environment in which we would anticipate the Fund's S&P 500 strategy to underperform.

The Fund's Russell 2000 put writing strategy was a positive contributor to the Fund on an absolute basis, year to date. However, similar to S&P 500 put writing, put writing on the Russell 2000 Index underperformed relative to the underlying Russell 2000 Index which had a strong second quarter, returning 7.66% year-to-date through June 30.

We continue to roll maturing bond collateral into new 2 to 3 year U.S. Treasury Notes at yield levels that are markedly higher than six months ago.

As we reflect on our strategy results in the first half of 2018 and look forward to the second half of 2018, we feel compelled to drop 'cautious' from the 'cautious optimism' we had coming into the year. We are pleased to have avoided a significant erosion of capital suffered by many volatility and risk-premia strategies year-to-date, and believe we will see increased market uncertainty without a full recessionary economic environment, which we anticipate will bode well for our ability to earn equity index option premiums and short-term bond income (these compound meaningfully over quarters and years, not days, weeks and months) relative to a continued dependence on capital appreciation.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

1 Implied volatility is the anticipated volatility inferred by the option prices observed in the market.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

U.S. Equity Index PutWrite Strategy Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	0.0%
Rights	0.0
U.S. Government Agency Securities	57.5
U.S. Treasury Obligations	42.7
Put Options Written	(1.9)
Short-Term Investments	1.7
Other Assets Less Liabilities	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1

		Six Month	Average Annual Total Return Ended 06/30/2018
	Inception Date	Period Ended 06/30/2018	1-Year	Life of Fund
U.S. Equity Index PutWrite
Strategy Portfolio Class S*	05/01/2014	-1.31%	2.95%	-0.17%
85% CBOE S&P 500® PutWrite Index/15% CBOE Russell 2000® PutWrite Index[2,3]		1.74%	5.20%	6.95%

*Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2018 is 2.10% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratio for fiscal year 2018 is 1.06% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2018, can be found in the Financial Highlights section of this report.

2

Endnotes

1   The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio managers. Prior to that date, the Fund had a higher management fee, different expenses, and a different goal and principal investment strategies, which included a multi-manager strategy, and risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2   The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations. Effective May 1, 2017, the Fund began comparing its performance to the 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index rather than the HFRX Global Hedge Fund Index to correspond with the Fund's revised principal investment strategy, as discussed in Endnote 1 above and Note A in the Notes to Financial Statements.

3   The 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index is a blended index composed of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index, and is rebalanced monthly. The CBOE S&P 500 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis. The CBOE Russell 2000 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track.

Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2018 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, Compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During the Period 1/1/2018 – 6/30/2018
Class S	$1,000.00	$986.90	$5.17	(a)
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,019.59	$5.26	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (Unaudited) June 30, 2018

PRINCIPAL AMOUNT		VALUE
U.S. Government Agency Securities 57.5%
$1,000,000	Federal Agricultural Mortgage Corp. 1.64%, 4/17/2020	$983,556
1,000,000	FFCB 1.18%, 10/18/2019	982,479
1,500,000	FHLB 1.00%, 9/26/2019	1,473,855
1,700,000	FHLMC 1.50%, 1/17/2020	1,673,852
1,000,000	FNMA 1.75%, 6/20/2019	993,868
	Total U.S. Government Agency Securities (Cost $6,195,820)	6,107,610
U.S. Treasury Obligations 42.7%
	U.S. Treasury Notes
600,000	1.00%, 3/15/2019	594,774
2,000,000	1.63%, 3/15/2020(a)	1,970,235
2,000,000	1.63%, 6/30/2020(b)	1,964,453
	Total U.S. Treasury Obligations (Cost $4,609,266)	4,529,462
NO. OF RIGHTS
Rights 0.0%(c)
Biotechnology 0.0%(c)
500	Dyax Corp., CVR*(d)(e)(f)	555
225	Tobira Therapeutics, Inc., CVR*(d)(e)(f)	14
		569
NO. OF RIGHTS		VALUE
Media 0.0%
2,550	Media General, Inc., CVR*(d)(e)(f)	$—
	Total Rights (Cost $7,172)	569
PRINCIPAL AMOUNT
Corporate Bonds 0.0%
Oil, Gas & Consumable Fuels 0.0%
$18,000	Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(d)(e)(f)(g) (Cost $—)	—
SHARES
Short-Term Investments 1.7%
Investment Companies 1.7%
185,668	Invesco Government & Agency Portfolio Institutional Class, 1.81%(h)	185,668
132	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 1.46%(b)(h)	132
	Total Investment Companies (Cost $185,800)	185,800
	Total Investments 101.9% (Cost $10,998,058)	10,823,441
	Liabilities Less Other Assets (1.9%)(i)	(196,641)
	Net Assets 100.0%	$10,626,800

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $1,964,585.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of June 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2018 amounted to $569, which represents 0.0% of net assets of the Fund.

(e)  Illiquid security.

(f)  Value determined using significant unobservable inputs.

(g)  Defaulted security.

(h)  Represents 7-day effective yield as of June 30, 2018.

(i)  Includes the impact of the Fund's open positions in derivatives at June 30, 2018.

See Notes to Financial Statements

5

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (Unaudited) (cont'd)

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

Equity swap contracts ("equity swaps")

For the six months ended June 30, 2018, the average notional value of swaps for the Fund was $1,052 for long positions.

At June 30, 2018, there were no open equity swaps for the Fund.

Written option contracts ("options written")

At June 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index Funds
Russell 2000 Index	2	$(328,613)	$1,665	7/6/2018	$(4,880)
Russell 2000 Index	1	(164,307)	1,670	7/6/2018	(2,820)
Russell 2000 Index	1	(164,307)	1,675	7/13/2018	(3,600)
Russell 2000 Index	1	(164,307)	1,680	7/13/2018	(3,985)
Russell 2000 Index	1	(164,307)	1,680	7/20/2018	(4,245)
Russell 2000 Index	1	(164,307)	1,685	7/20/2018	(4,610)
Russell 2000 Index	1	(164,307)	1,650	7/27/2018	(2,975)
Russell 2000 Index	1	(164,307)	1,670	7/27/2018	(3,985)
S&P 500 Index	1	(271,837)	2,730	7/6/2018	(2,250)
S&P 500 Index	1	(271,837)	2,745	7/6/2018	(3,105)
S&P 500 Index	5	(1,359,185)	2,760	7/6/2018	(21,075)
S&P 500 Index	2	(543,674)	2,770	7/6/2018	(10,140)
S&P 500 Index	1	(271,837)	2,770	7/13/2018	(5,490)
S&P 500 Index	8	(2,174,696)	2,785	7/13/2018	(53,680)
S&P 500 Index	3	(815,511)	2,760	7/20/2018	(15,360)
S&P 500 Index	3	(815,511)	2,770	7/20/2018	(17,310)
S&P 500 Index	1	(271,837)	2,780	7/20/2018	(6,500)
S&P 500 Index	2	(543,674)	2,705	7/27/2018	(6,280)
S&P 500 Index	1	(271,837)	2,715	7/27/2018	(3,455)
S&P 500 Index	5	(1,359,185)	2,740	7/27/2018	(22,375)
Total options written (premium received $118,266)					$(198,120)

For the six months ended June 30, 2018, the Fund had an average notional value of $(163,705) in options written. At June 30, 2018, the Fund had securities pledged in the amount of $1,970,235 to cover collateral requirements for options written.

See Notes to Financial Statements

6

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2018:

Asset Valuation Inputs

	Level 1	Level 2	Level 3*		Total
Investments:
U.S. Government Agency Securities	$—	$6,107,610	$—		$6,107,610
U.S. Treasury Obligations	—	4,529,462	—		4,529,462
Rights
Biotechnology	—	—	569		569
Media	—	—	—	(b)	—	(b)
Total Rights	—	—	569		569
Corporate Bonds(a)	—	—	—	(b)	—	(b)
Short-Term Investments	—	185,800	—		185,800
Total Long Positions	$—	$10,822,872	$569		$10,823,441

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one dollar.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2018		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)		Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2018		Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018
Investments in Securities:
Rights(a)
Biotechnology	$569		$—	$—		$—	$—		$—	$—	$569		$—
Food & Staples Retailing	535		—	354		—	(889)		—	—	—		—
Media	—	(b)	—	—		—	—		—	—	—	(b)	—
Corporate Bonds(a)
Oil, Gas & Consumable Fuels	—	(b)	—	—		—	—		—	—	—	(b)	—
Common Stock(a)
Capital Markets	—	(b)	—	—	(b)	—	—	(b)	—	—	—		—
Semiconductors & Semiconductor Equipment	—	(b)	—	—	(b)	—	—	(b)	—	—	—		—

See Notes to Financial Statements

7

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (Unaudited) (cont'd)

	Beginning balance as of 1/1/2018		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018
Investments in Securities (cont'd):
Loan Assignments
Semiconductors & Semiconductor Equipment	$714		$—	$98	$—	$(812)	$—	$—	$—	$—
Warrants
Biotechnology	—	(b)	—	—	—	— (b)	—	—	—	—
Total	$1,818		$—	$452	$—	$(1,701)	$—	$—	$569	$—

(a)  As of the six months ended June 30, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  Amount less than one dollar.

As of the six months ended June 30, 2018, no securities were transferred from one level (as of December 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of June 30, 2018:

Other Financial Instruments

	Level 1	Level 2	Level 3*	Total
Options Written
Liabilities	$(198,120)	$—	$—	$(198,120)

*  The following is reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2018
Other Financial Instruments:
Equity swaps
United States	$1,609	$—	$1,208	$—	$(2,817)	$—	$—	$—	$—

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
June 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$10,823,441
Dividends and interest receivable	51,477
Receivable for securities sold	239,701
Receivable for Fund shares sold	2
Receivable from administrator—net (Note B)	9,451
Prepaid expenses and other assets	307
Total Assets	11,124,379
Liabilities
Options contracts written, at value(b) (Note A)	198,120
Due to custodian	204,453
Payable to investment manager (Note B)	4,119
Payable for securities purchased	21,270
Payable for Fund shares redeemed	7,196
Payable to trustees	19,655
Accrued expenses and other payables	42,766
Total Liabilities	497,579
Net Assets	$10,626,800
Net Assets consist of:
Paid-in capital	$10,641,570
Undistributed net investment income/(loss)	20,035
Accumulated net realized gains/(losses) on investments	219,653
Net unrealized appreciation/(depreciation) in value of investments	(254,458)
Net Assets	$10,626,800
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,088,046
Net Asset Value, offering and redemption price per share
Class S	$9.77
*Cost of Investments:
(a)Unaffiliated issuers	$10,998,058
(b)Premium received from option contracts written	$118,266

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
For the Six Months Ended June 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$50
Interest income—unaffiliated issuers	90,042
Foreign taxes withheld (Note A)	(51)
Total income	$90,041
Expenses:
Investment management fees (Note B)	26,914
Administration fees (Note B)	17,943
Distribution fees (Note B)	14,952
Audit fees	26,679
Custodian and accounting fees	22,810
Insurance expense	305
Legal fees	14,878
Shareholder reports	8,773
Trustees' fees and expenses	22,315
Miscellaneous	209
Total expenses	155,778
Expenses reimbursed by Management (Note B)	(92,776)
Total net expenses	63,002
Net investment income/(loss)	$27,039
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(43,736)
Settlement of foreign currency transactions	11
Expiration or closing of option contracts written	(49,814)
Expiration or closing of swap contracts	2,817
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(27,113)
Foreign currency transactions	(47)
Option contracts written	(95,468)
Swap contracts	(1,609)
Net gain/(loss) on investments	(214,959)
Net increase/(decrease) in net assets resulting from operations	$(187,920)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$27,039	$(35,534)
Net realized gain/(loss) on investments	(90,722)	1,163,926
Change in net unrealized appreciation/(depreciation) of investments	(124,237)	(241,673)
Net increase/(decrease) in net assets resulting from operations	(187,920)	886,719
From Fund Share Transactions (Note D):
Proceeds from shares sold	4,530,794	5,171,887
Payments for shares redeemed	(5,883,843)	(8,343,867)
Net increase/(decrease) from Fund share transactions	(1,353,049)	(3,171,980)
Net Increase/(Decrease) in Net Assets	(1,540,969)	(2,285,261)
Net Assets:
Beginning of period	12,167,769	14,453,030
End of period	$10,626,800	$12,167,769
Undistributed net investment income/(loss) at end of period	20,035	(7,004)

See Notes to Financial Statements

11

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act, as amended (the "1933 Act"). Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in exchange traded options written and rights for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid

12

and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded

13

at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2018, the Fund did not have any unrecognized tax positions.

At June 30, 2018, the cost of long security positions for U.S. federal income tax purposes was $10,998,058. Gross unrealized appreciation of long security positions and derivative instruments was $4,397 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $258,868, resulting in net unrealized depreciation of $254,471 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of paydown losses on mortgage-backed securities, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales, non-deductible excise tax accrued, return of capital payments received from certain investments, gains and losses from passive foreign investment companies, income received from partnerships, non-taxable dividends, and net operating loss netted against short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(40,937)	$73,211	$(32,274)

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
$—	$77,182	$—	$—	$—	$—	$—	$—	$—	$77,182

14

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$33,833	$291,724	$(147,011)	$—	$(5,396)	$173,150

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed on wash sales, mark-to-market adjustments on swaps and options, unamortized organization expenses and tax adjustments related to swap contracts. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. During the year ended December 31, 2017, the Fund utilized longterm and short-term capital loss carryforwards in the amount of:

Long-Term	Short-Term
$275,624	$251,598

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2018, the Fund estimated these amounts for the period January 1, 2018 to June 30, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2017, the character of distributions paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets,

15

except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities, exchange traded funds and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETF, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at June 30, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the six months ended June 30, 2018, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

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Options: During the six months ended June 30, 2018, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas. Options written were also used to generate incremental returns. Purchased option contracts ("options purchased") were used to enhance returns and to manage or adjust the risk profile and to gain investment exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to certain securities, markets, sectors or geographical areas.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

As a result of the Fund's new put writing investment strategy effective May 1, 2017, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options. Please see the Fund's prospectus for additional information on its principal investment strategies and risks.

At June 30, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk
Options written	Option contracts written, at value	$(198,120)
Total Value—Liabilities		$(198,120)

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The impact of the use of these derivative instruments on the Statement of Operations during the six month ended June 30, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$(7)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	(49,814)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	2,817
Total Realized Gain/(Loss)		$(47,004)

Change in Appreciation/
(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$(95,468)
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: Swap contracts	(1,609)
Total Change in Appreciation/ (Depreciation)		$(97,077)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, effective May 1, 2017, the Fund pays Management a fee at the annual rate of 0.450% of the Fund's average daily net assets. Prior to May 1, 2017, the Fund paid Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and

18

1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2018, there was no repayment to Management under its contractual expense limitation.

At June 30, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2015	2016	2017	2018
			Subject to Repayment until December 31,
	Contractual Expense Limitation(1)	Expiration	2018	2019	2020	2021
Class S	1.05%	12/31/21	$446,549	$508,177	$286,458	$92,776

(1)  Expense limitation per annum of the Fund's average daily net assets.

Prior to May 1, 2017, Management engaged Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, LP, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. Management compensated the subadvisers out of the investment advisory fees it received from the Fund.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or

19

shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2018, there were purchase and sale transactions of long-term securities (excluding equity swaps and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,559,121	$5,293	$3,146,406	$7,396

During the six months ended June 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2018 and for the year ended December 31, 2017 was as follows:

	For the Six Months Ended June 30, 2018				For the Year Ended December 31, 2017
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	457,831	—	(599,070)	(141,239)	541,638	—	(869,120)	(327,482)

Other: At June 30, 2018, there was an affiliated investor owning 3.9% of the Fund's outstanding shares.

Note E—Line of Credit:

At June 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2018. During the period ended June 30, 2018, the Fund did not utilize the Credit Facility.

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Note F—Recent Accounting Pronouncement:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Six Months Ended June 30,		Year Ended December 31,			Period from May 1, 2014^ to December 31,
	2018 (Unaudited)		2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.90		$9.28	$9.39	$10.01	$10.00
Income From Investment Operations:
Net Investment Income/(Loss)‡	0.02		(0.02)	(0.12)	(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	(0.15)		0.64	0.06	(0.38)	0.09
Total From Investment Operations	(0.13)		0.62	(0.06)	(0.51)	0.01
Less Distributions from:
Net Realized Capital Gains	—		—	(0.05)	(0.11)	—
Total Distributions	—		—	(0.05)	(0.11)	—
Net Asset Value, End of Period	$9.77		$9.90	$9.28	$9.39	$10.01
Total Return††	(1.31	)%**	6.68%	(0.65)%	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$10.6		$12.2	$14.5	$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	2.60	%*	3.68%	6.83%	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)#	—		3.50%	5.99%	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	1.05	%*	1.72%	3.24%	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)	—		1.54%	2.40%	2.40%	2.69	%*@
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45	%*	(0.24)%	(1.33)%	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including securities sold short)	—		368%	547%	490%	264	%**
Portfolio Turnover Rate (excluding securities sold short)	22	%**	342%	546%	517%	213	%**

See Notes to Financial Highlights

22

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed Certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

24

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable semi-annual reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13.  Exhibits.

(a)	(1)	Not applicable for the period covered by this Form N-CSR.

(a)	(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)	(3)	Not applicable to the Registrant.

(a)	(4)	Not applicable to the Registrant.

(b)		The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: August 22, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 22, 2018